01/26/2000

FTI FUNDS

FTI Large Capitalization Growth and Income Fund

FTI Large Capitalization Growth Fund

FTI International Equity Fund

FTI Small Capitalization Equity Fund

FTI Bond Fund

FTI Municipal Bond Fund






EDGEWOOD SERVICES, INC.
--------------------------
Distributor



Cusip 302927801 LCGIF Cusip 302927702 LCGF Cusip 302927207 IEF Cusip 302927108
SCEF Cusip 302927603 BF Cusip 302927504 MBF G01710-01 (1/00)FTI Funds

[GRAPHIC]

FTI FUNDS
ANNUAL REPORT
TO SHAREHOLDERS
NOVEMBER 30, 1999

PRESIDENT'S MESSAGE
---------------------------------------------------------
Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering the Funds' operation during the fiscal year from December 1, 1998 through November 30, 1999.

This report begins with commentaries by each Fund's portfolio manager highlighting economic and market conditions and their impact on Fund performance and strategy. Following the commentaries is a set of graphs showing each Fund's total return since inception, followed by a complete list of holdings and the financial statements.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. During the initial period of the Fund's operation, from December 11, 1998 through November 30, 1999, the Fund produced a total return of 14.20% through income distributions totaling $0.04 per share and an increase in per share value. At the end of the reporting period, Fund assets totaled $99.9 million.

FTI LARGE CAPITALIZATION GROWTH FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of growth in price and earnings--and have strong potential to continue that growth. During the initial period of the Fund's operation, from December 11, 1998 through November 30, 1999, the Fund produced a total return of 17.90% through an increase in per share value. At the end of the reporting period, Fund assets totaled $31.2 million.

Reflecting a strong international marketplace in general and a recovery in Japan in particular, FTI INTERNATIONAL EQUITY FUND'S portfolio of international stocks produced a total return of 27.22%. The return was due to a per share value increase from $13.85 to $17.62. Fund net assets totaled $76.0 million at the end of the reporting period.*

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small company stocks.** During the reporting period, the Fund achieved a very strong total return of 56.94% as the per share value rose from $13.26 to $20.81. The Fund's net assets totaled $72.8 million at the end of the reporting period.

FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. During the initial period of the Fund's operation, from December 11, 1998 through November 30, 1999, the Fund paid a strong income stream totaling $0.59 per share. Reflecting a rising interest rate environment that caused the prices of existing bonds to decline, the Fund produced a modest total return of 0.31%. At the end of the reporting period, Fund net assets totaled $106.9 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free of federal income tax through a portfolio of bonds issued by municipalities across the United States. During the initial period of the Fund's

 * FOREIGN INVESTING INVOLVES SPECIAL RISKS INCLUDING CURRENCY RISK, INCREASED VOLATILITY OF FOREIGN SECURITIES, AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS.

** SMALL CAP STOCKS HAVE HISTORICALLY EXPERIENCED GREATER VOLATILITY THAN
   AVERAGE.

---------------------------------------------------------

operation, from December 11, 1998 through November 30, 1999, the Fund paid tax-free income totaling $0.38 per share. Due to a rising interest rate environment that caused the prices of existing bonds to decline, the Fund's total return was -0.66%. Fund net assets reached $70.7 million on the last day of the reporting period.+

Thank you for pursuing your financial goals through the FTI Funds family. As we begin a new year, we will maintain our commitment to keep you up-to-date on your investment through the highest level of service.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President
January 15, 2000

 + INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund ended its fiscal year with a net asset value per share of $11.39 and total assets of $99.9 million. Total return was 14.20% from the Fund's inception on December 11, 1998 through the fiscal year end on November 30, 1999. By comparison, the Lipper Large Capitalization Value Index achieved a 12.6% gain.*

MARKET REVIEW

We have worried through the year about the evident strains within the U.S. economy that might bring an end to investors' enthusiasm to own stocks, regardless of stocks' earnings. Indeed most of the excitement has been among companies with no prospect for earnings for many quarters to come. Yet the dramatic rise in U.S. productivity--a 4.2% annual rate in the third calendar quarter--provided sufficient reason to sustain our confidence that non-inflationary growth could continue into the New Year. As investors realized this possibility, stocks took off after mid-October and the Dow added 761.59 points by the end of November, a move that made up virtually the entire decline following the August 25th high. Despite Federal Reserve Board (the "Fed") Chairman Alan Greenspan's frequently voiced concerns about inflation, none has appeared, even with stronger growth in Europe and Asia. Also encouraging optimism is the strong growth in durable goods orders over the four quarters ended September 30. While we are sure the business cycle is alive, the impressive impact of technology, free capital flows, absence of conflict and the global embrace of capitalism should sustain the recovery for some time to come.

We share the concerns of many observers that the extraordinary prices being paid for Internet stocks may well end as established, large companies deploy their strategies and give real competition over the coming months. The rise in long Treasury bond yields over the past year and the almost flat yield curve across all maturities suggests caution, as does the Fed's intent to raise short-term rates further to cool growth and deflate some of the market's excess. That large numbers of equities have shown little or no gains this year also belies the bull's argument. This said, the prospect of sustained global growth suggests investors will be rewarded for enduring periods of volatility, should they appear in coming months.

INVESTMENT OUTLOOK AND STRATEGY

The Fund's strategic investment emphasis upon technology, communications and financial service companies continues, and these now represent more than 43% of the market value of the portfolio. The vigorous application of technology and data communications has brought about the advance in productivity. Financial companies are responding to the increasing demands from the growing cohort of older Americans, Europeans and Japanese in need of insurance, banking and other services as they near retirement. Within these, the focus is upon insurance where there are early signs that premium rates are turning up, and securities processing that is a clear beneficiary of the rise in global market activity. The demographic theme is also strongly represented among leading drug firms.

The creation of real long-term wealth rests upon holding sizeable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests rewards for equity investors holding the same leading global companies held in the Fund.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. As falling into the respective categories indicated. Lipper figures do not reflect sales charges.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
---------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance) to November 30, 1999 compared to Standard and Poor's 500 Composite Stock Price Index (S&P 500).+




GROWTH OF $10,000 AS OF NOVEMBER 30, 1999
[Graphic representation omitted.  See Appendix A.1.]

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30,
1999
Start of Performance (12/11/98)                                    14.20%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE S&P 500 HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE S&P 500 IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR OTHER FEES
  THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED.

---------------------------------------------------------

FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value per share of $11.79 and total assets of $31.2 million. The investment return for the Fund for the reporting period was 17.90% while its benchmark, Standard and Poor's 500 Composite Stock Price Index (S&P 500),* was 21.17%. Though the year ended on a positive note with strong performance in the second half of the year, as a result of a very challenging second quarter the Fund underperformed the S&P 500 for the fiscal year ending November 30, 1999.

The second quarter underperformance was mainly a result of the market's vicious rotation away from the "growth" investment style that has dominated the market over the last few years and into "value" stocks. Both sector and stock selection hurt performance during this period. However, this rotation did not last very long and growth once again became the clear winner as we moved into the second half of the year. As a result of the Fund's focus on large capitalization growth stocks, the Fund has outperformed the S&P 500 Index over the last six months. The main contributors to performance during this period were the Fund's overweight in technology and telecommunications, as well as some of the holdings within the consumer sector. Stocks that were major contributors to the performance of the Fund include (based on a percentage of net assets): Cisco Systems (5.7%), EMC Corp. (3.5%), American Online (2.6%), Sun Microsystems (2.8%) and Solectron (2.5%). Outside of technology, other strong performers during the year included (based on a percentage of net assets): CBS (2.8%), AMFM (3.4%), Royal Caribbean Cruises (2.7%) and General Electric (3.5%).

MARKET REVIEW

The U.S. equity markets turned in an unprecedented fifth year in a row of total returns in excess of 20%. The main driver of market performance over the last few years had been lower interest rates; however, this has not been the case in 1999. The market spent much of the year fighting an unfavorable interest rate environment as the central bank reversed course from a policy of easing to one of tightening. In an attempt to slow the economy and keep inflation from accelerating, on June 30 the Federal Reserve Board (the "Fed") made the first of three tightenings so far this year. As a result, after a good first half of the year, the market turned in negative absolute returns in the third quarter of 1999. The only sector within the S&P 500 to turn in positive returns during this period was technology. The market bottomed in the second week of October and has made a very dramatic move upward since that time. Strong corporate earnings and a continuation of a favorable inflation backdrop have helped turn the market around. After falling in the third quarter of 1998, corporate profits were up more than 10% in the first half of 1999 and more than 20% in the third quarter of 1999.

Despite the market's attempt to broaden out in the months of April and May, the narrowness of the market hit extreme levels. Clearly, not all stocks are participating in the good times. Evidence of the market's lack of breadth can be seen in the fact that through the end of November the largest 10% of the stocks in the S&P 500 contributed to more than 90% of the S&P's return. The dominance of growth over value is easily witnessed when looking at

 * THE S&P 500 IS AN UNMANAGED CAPITALIZATION WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.

---------------------------------------------------------
sector performance. Technology and telecommunications have dominated the index, far outpacing all other sectors for the year, while utilities, transportation and consumer staples were on the other end of the spectrum.

INVESTMENT OUTLOOK AND STRATEGY

We clearly remain in the throws of a consumer and technology-led capital spending boom. These points were most recently underscored when third quarter Gross Domestic Product figures were released, showing it rose by a stunning 5.5%. Our biggest concern going forward is getting too much of a good thing. Namely, an expansion that remains so rapid it may lead to a buildup of inflationary pressures that could lead to a series of tightenings by the Fed next year. However, for now, the inflation backdrop remains benign, and the outlook for early 2000 looks good. The economy appears to have changed, becoming more productive, competitive and efficient. Productivity gains are largely responsible for the U.S. economy's remarkable growth with no inflation. Higher productivity has helped companies boost profits while keeping a lid on labor costs. In the third quarter, productivity rose at an astonishing 4.9% annual rate (the biggest gain in almost seven years). This puts us on track for the fourth year in a row during which productivity has grown more than 2%.

As a result of the continued gains in productivity, coupled with an improving world economy, the forecast for corporate earnings remains favorable as we move into 2000. It is expected that S&P 500 earnings will continue to grow in the range of 10%-12% in the year 2000. Within the Fund, we continue to focus on sectors and companies that are able to display rapid earnings and revenue growth, strong cash flow, improving profit margins and strong management teams that have demonstrated the ability to enhance shareholder value.

The Fund's largest sector weighting is in technology.** Though valuations in this area are clearly at all-time highs, and despite the high volatility within the sector, the Fund remains committed to this area. Strong secular trends such as continued growth in the Internet (business-to-business, as well as business-to-consumer), further penetration of wireless telecommunications and bandwidth expansion are some of the reasons we continue to expect high growth rates in this sector. Some of the stocks held in the Fund that should benefit from growth in these areas include (based on a percentage of net assets): MCI Worldcom (3.4%), Lexmark International (2.1%), BroadWing (2.2%) and Comverse Technology (1.2%). The Fund also remains committed to the area of media and broadcasting, which is benefiting from unprecedented levels of advertising spending as a result of dot.com spending, millennium promotions and political elections. The companies held in the Fund that should benefit from these trends include (based on a percentage of net assets): Infinity Broadcasting (1.4%), CBS (2.8%) and AMFM (3.4%). The Fund remains underweight in the financials, healthcare and intermediate and capital goods due to the less attractive fundamentals of these sectors in the near-term.

** FUNDS WHOSE INVESTMENTS ARE CONCENTRATED IN A SPECIFIC INDUSTRY OR SECTOR MAY
   BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN FUNDS WHOSE INVESTMENTS ARE DIVERSIFIED.

FTI LARGE CAPITALIZATION GROWTH FUND
---------------------------------------------------------

GROWTH OF $10,000* INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance) to November 30, 1999 compared to Standard and Poor's 500 Composite Stock Price Index (S&P 500).+

GROWTH OF $10,000 AS OF NOVEMBER 30, 1999
[Graphic representation omitted. See Appendix A.2.]
CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30,
1999
Start of Performance (12/11/98)                                       17.90%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE S&P 500 INDEX HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE S&P 500 INDEX IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR OTHER
  FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED.

---------------------------------------------------------

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

FTI International Equity Fund ended its fiscal year with a net asset value per share of $17.62 and total assets of $76.0 million. The investment return for the Fund for the reporting period was 16.29% while its benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE),* was 21.10%. The Fund outperformed the benchmark by 6.12% over the year. The gains were attributable to favorable regional allocation and strong stock selection. Most of the strength in stock selection was due to the Fund's heavy emphasis on technology and telecommunications, sectors that gained in importance throughout the year. Our overweight position in both Japan and the emerging markets all contributed positively to the outperformance in fiscal 1999.

MARKET REVIEW

The year contained many positive surprises for international markets and investors. Economic recoveries gained speed in Asia and Latin America, while Europe and Japan began to show increasing signs of strength. As in the U.S., the recoveries were accompanied by little sign of inflation which provided a strong environment for financial assets. Bandwidth, e-commerce, and outsourcing became key buzzwords in the international markets as the technology and telecommunications sectors became market leaders around the world. In addition to the economic recoveries, investors were cheered by the increased merger and acquisition activity seen in Europe, corporate restructuring that began in both Europe and Japan and the unwinding of "cross shareholdings" in Japan. These movements represent secular changes that should benefit shareholders in international markets over the coming two to three years. The Japanese equity market was surprisingly strong as investors began to move back into this market. The recovery is tenuous at best and requires continued support in the form of fiscal stimulus from the Japanese government. With economic growth in the non-U.S. economies in the 2 1/2% to 3% range and earnings growing at a double-digit rate, it was no surprise that investors began to view the non-U.S. equity markets favorably for the first time in many years.

INVESTMENT OUTLOOK AND STRATEGY

As we move into the new millennium, we anticipate another favorable year for non-U.S. equity markets. Economic growth is expected to be in a range of 3% to 3 1/2% again with little sign of inflation. Productivity is improving worldwide as corporations increasingly focus on information technology as a way to enhance corporate profitability. Japan could yet again be one of the best performing markets benefiting from the powerful earnings recovery. We anticipate that many of last year's leaders will lead the market again in 2000, namely technology and telecommunications. The Fund will maintain its overweight position in Japan and the emerging markets where earnings growth remains the strongest. These regions should benefit from funds flows as investors reenter the equity markets. The stocks within the Fund have continued to benefit from the secular changes occurring around the world: changing demographics, increased use of technology, and industry consolidation and restructuring.

* THE MSCI EAFE IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX WIDELY USED TO MEASURE THE PERFORMANCE OF EUROPEAN, AUSTRALIAN, NEW ZEALAND, AND FAR EASTERN STOCK MARKETS.

FTI INTERNATIONAL EQUITY FUND
---------------------------------------------------------

GROWTH OF $10,000* INVESTED IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE).+

GROWTH OF $10,000 AS OF NOVEMBER 30, 1999
[Graphic representation omitted. See Appendix A.3.]
AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED NOVEMBER 30, 1999
1 Year                                                        27.22%
Start of Performance (12/22/95)                               16.29%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE MSCI EAFE INDEX HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE MSCI EAFE INDEX IS NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES, OR
  OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THIS INDEX IS UNMANAGED.

---------------------------------------------------------

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund outperformed its benchmark, the Russell 2000 Growth Index,* by a healthy margin for the fiscal year ended November 30, 1999. The Fund returned 56.9% during the reporting period while the Russell 2000 Growth Index returned 32.6%. Our outperformance is attributable to overweight exposure to several strong-performing market sectors--technology, telecommunications, and biotechnology--coupled with superior stock selection.**

Within the technology sector, our exposure to software, specialty semiconductors and Internet stocks boosted performance. One of the portfolio's best performers was JDS Uniphase Corp. (JDS), which returned more than 600% for the year. JDS makes semiconductor lasers, optical switches, fiber-optic components and modules for the telecommunications industry. Its customers include global large cap companies such as Lucent, Nortel, and Siemens. JDS is one example of how we are investing in the growth opportunities of Internet bandwidth (analogous to the size of "pipeline" that carries all of the data) to expand the capacity of the Net and make high-speed connections possible.

Within the telecommunications sector, our exposure to commercial Internet service providers (ISPs), cable, and telephone companies added to performance. One of the sector's best performers was PsiNet. PsiNet is a leading provider of Internet access services and related products such as Web hosting, remote user access, multi-currency electronic commerce, and voice-over-Internet. The company provides dedicated and dial-up Internet connections to businesses in 90 of the 100 largest metropolitan statistical areas and in Europe and Asia. The stock returned more than 200%. We believe that business-to-business e-commerce will approach more than $1.3 trillion by 2003, far surpassing business-to-consumer e-commerce which is expected to approach $100 billion by 2003 (source: Forrester Research, Morgan Stanley). PsiNet should benefit from this trend.

We also successfully exploited other trends in the technology and telecommunications industries. For example, we maintained several Internet infrastructure positions. The number of Internet users is expected to reach 320 million by 2002 (source: The Gilder Report, Goldman Sachs). No matter which online merchants survive in the competitive Internet retailing environment, they will all have to invest in hardware and software to do business on the Web. In addition, we held positions in network security companies. Within the telecommunications industry, we invested to take advantage of the growth of wireless. Usage of wireless minutes in the U.S. is expected to grow from 200 billion this year to 600 billion by 2004 (source: Wall Street Journal, The Yankee Group).

  * THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF SMALL-CAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

 ** FUNDS WHOSE INVESTMENTS ARE CONCENTRATED IN A SPECIFIC INDUSTRY OR SECTOR
    MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN FUNDS WHOSE INVESTMENTS ARE DIVERSIFIED.

---------------------------------------------------------

The biotechnology sector, in which we maintained exposure, was the only industry within the healthcare sector that performed well. Many healthcare stocks languished due to fears of increased government regulation and wage inflation. On the other hand, the fundamentals of the biotechnology sector never looked stronger. The industry had a record number of products in advanced clinical trials. Furthermore, an increased number of companies approached earnings profitability. Although we took profits in this industry in September due to valuations, several stocks added value to your portfolio. One strong performer was Affymetrix. Affymetrix's GeneChip system is used to acquire, analyze and manage complex genetic information in order to improve the diagnosis, monitoring, and treatment of disease. The company sells its products to pharmaceutical/biotechnology companies such as Pfizer, Eli Lilly, Glaxo Wellcome and Merck. We continue to be bullish on biotechnology fundamentals.

Overall, investments in these sectors and in stocks that we believe meet Fiduciary's time-tested "Nine Criteria of a Successful Growth Business" lead to the Fund's outperformance. The Nine Criteria are companies with 1) exceptional owner-management with clear goals; 2) proprietary products and services;
3) strong, sustainable unit growth and consistent earnings growth; 4) high probability of retaining or widening margins; 5) high proportion of recurring revenues and sales to multiple markets; 6) strong balance sheet with excess cash flow; 7) excellent track record and strong revenue history; 8) few mid-sized competitors; and 9) minimal institutional ownership/relatively undiscovered.

MARKET REVIEW

The fiscal year ended November 30, 1999 saw a dramatic rise in interest rates as the world rebounded smartly from the financial crisis of Fall 1998. Major central banks began to reverse the easing of monetary policy implemented in response to the crisis, and commodity prices surged, led by a more than doubling in the price of oil from its mid-February lows. Despite this, U.S. equities continued their rise.

Small capitalization growth stocks dominated the U.S. stock market. For the fiscal year ended November 30, 1999, the Russell 2000 Growth Index returned 32.6% versus 30.0% for Standard and Poor's 500 Composite Stock Price Index (S&P
500).*** Small cap growth stocks were the second-best performing U.S. asset class, second only to mid cap growth stocks.

Several factors contributed to small cap stocks' turnaround. First, the technology and telecommunication sectors provided a good portion of the recovery. For the first eleven months of 1999 the small cap growth technology sector returned 63% while the telecommunications sector returned 97%. In addition, Internet stocks continued to perform well, contributing more than one-third of the small cap growth market's return.

Second, consolidation fever continued to mount, and it is likely that more than 200 smaller U.S. companies will merge as we move into 2000. The corporate sector has begun to aggressively seek out opportunities in this segment after small cap stocks collapsed in 1998, resulting in valuation disparities not seen in 40 years.

*** THE S&P 500 IS AN UNMANAGED CAPITALIZATION WEIGHTED INDEX OF 500 STOCKS
    DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF 500 STOCKS REPRESENTING ALL MAJOR INDUSTRIES.

---------------------------------------------------------

Third, overall investor sentiment improved. Investors became more willing to invest money in less liquid stocks with good earnings outlooks, causing riskier asset classes such as small cap stocks and emerging market equities to soar.

INVESTMENT OUTLOOK AND STRATEGY

We believe that small cap growth stocks should continue to perform well during the next twelve months. The springboard for continued strong performance is the combination of reasonable relative valuations and several catalysts.

Reasonable valuations provide the foundation. Currently, the Russell 2000 Growth Index has a price/earnings ratio of 17X 2000 earnings. Earnings are expected to grow 30% in 2000 (source: I/B/E/S). This valuation is at a discount to large cap stocks, which sell at a fairly large premium to their growth rates.

Coupled with decent valuations is a good profit growth outlook. Fourth quarter 1999 small cap profits are expected to be 19% greater than the fourth quarter profits of 1998. If the results come in close to expectations, it would mark the third consecutive quarter in which small cap profits are in excess of 10%. As mentioned above, 2000 earnings are expected to grow by 30%.

The greatest driver of the last 12 months has been technology. We expect this trend to continue during 2000. Technology spending has rapidly accelerated over the past few years, and the demand for technology is unlikely to be derailed. Both the top-line (sales) and bottom-line (earnings) offer a supportive fundamental backdrop. More importantly, factors such as cyclical economic growth, increased consumer participation, global demand, a difficult pricing environment for companies and e-commerce offer compelling arguments for sustained, if not accelerated, demand for technology. As technology stocks currently represent 31% of the small cap growth market, this bodes well for performance of small cap stocks. One note of caution is that many technology stocks are becoming expensive, making a valuation-based setback possible.

FTI SMALL CAPITALIZATION EQUITY FUND
---------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance) to November 30, 1999 compared to the Russell 2000 Growth Index.+

GROWTH OF $10,000 AS OF NOVEMBER 30, 1999
[Graphic representation omitted.  See Appendix A.4.]
AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIOD ENDED NOVEMBER 30, 1999
1 Year                                                                       56.94%
Start of Performance (12/22/95)                                              21.21%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE RUSSELL 2000 GROWTH INDEX IS NOT ADJUSTED TO REFLECT SALES CHARGES,
  EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED.

---------------------------------------------------------

FTI BOND FUND

PERFORMANCE

FTI Bond Fund's total return from its inception on December 11, 1998 through its fiscal year end of November 30, 1999 was 0.31%, while the Lehman Brothers Aggregate Bond Index* (the Fund's performance benchmark) posted a return of -0.39% for the same reporting period. The Fund's performance relative to the Lehman Brothers Aggregate Bond Index was attributable primarily to our maintenance of an overweight position in non-Treasury sectors, chiefly corporates. Our strong emphasis in corporate debt has increased the portfolio's yield. During the summer, corporate treasurers borrowed the majority of funds needed for the year, as they feared Y2K would hinder their flexibility in the fourth calendar quarter. The increased issuance came at a concession, which made the purchase of these securities very attractive.

MARKET REVIEW

The fiscal year ended November 30, 1999 saw a dramatic rise in interest rates as the world rebounded smartly from the financial crisis of Fall 1998. Major central banks began to reverse the easing of monetary policy implemented in response to the crisis, and commodity prices surged, led by a more than doubling in the price of oil from mid-February lows.

The Treasury yield curve moved up sharply during the year, with most of the movement occurring in February, April and May. The release of the fourth quarter 1998 Gross Domestic Product (GDP) at the end of January was the beginning of the 1999 bear market. The GDP data changed bond market sentiment tremendously, as it was clear economic activity was ending 1998 on a strong note. Federal Reserve Board (the "Fed") Chairman Alan Greenspan injected caution into the bond market at his semi-annual Humphrey-Hawkins testimony in February, indicating that prolongation of the current boom environment might lead to a firming of monetary policy. In February, the bond market recorded its worst monthly performance since December 1981.

Interest rates lurched upward again in April and May following a strong first quarter GDP report as well as a surge in the Consumer Price Index (CPI) in April. In May, the Fed shifted to a tightening bias, citing improved prospects for foreign economies and domestic markets, already tight domestic labor markets and ongoing strength in demand in excess of productivity. On June 30, the Fed again raised interest rates by 0.25%, stating that in the current dynamic environment, it must be "especially alert to the emergence or potential emergence of inflationary forces that could undermine economic growth."

In spite of the Fed's second rate hike, August interest rates moved generally sideways, then rose more predictably in September and October. The Fed raised interest rates again by 0.25% in November. November's rate hike followed a rebound in activity, relative to the economy's below-trend pace in the second quarter and a mild uptick in the inflation rate. The fiscal year ended with market expectations that the Fed will remain on hold at its

 * THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX MEASURING BOTH THE CAPITAL PRICE CHANGES AND INCOME PROVIDED BY THE UNDERLYING UNIVERSE OF SECURITIES, COMPRISED OF U.S. TREASURY OBLIGATIONS, U.S. AGENCY OBLIGATIONS, FOREIGN OBLIGATIONS, U.S. INVESTMENT-GRADE CORPORATE DEBT AND MORTGAGE-BACKED OBLIGATIONS.

---------------------------------------------------------
December Federal Open Market Committee meeting. Further, growth should remain solid and inflation pressures subdued.

All non-Treasury (spread) sectors outperformed Treasuries this year, led by the asset-backed and corporate sectors. After posting solid outperformance January through April, spread sectors dramatically underperformed from early May until mid-August on the back of tightening liquidity (caused by the Fed's rate hikes), a flat equity market and slow second-quarter activity. The summer's underperformance was reversed in early September with a strong rebound in economic activity, a rebound in the equity market and reduced new issue supply. With this rally, corporate spreads finished November near last year's levels, with returns over Treasuries on the order of 1.5%.

INVESTMENT OUTLOOK AND STRATEGY

We believe the economy should continue to post solid growth over the next three to six months, though perhaps marginally slower growth than the year-to-date rate. Inflation appears to have bottomed below 2% and is likely to rise non-threateningly from here, primarily due to the rise in oil prices and as the effects of the strong U.S. dollar fade. While the Fed remains concerned with potential inflation pressures, we do not expect another rate hike at the December Federal Open Market Committee meeting. Finally, the outlook for corporate profits is solid, which, along with the solid growth outlook, should underpin corporate valuations.

Our strategy is to have a neutral to the market average maturity, given our expectation that the economic activity is likely to see a mild deceleration from the current robust pace while inflation is expected to remain relatively subdued. From a sector allocation standpoint, we remain comfortably overweight in non-Treasury sectors (primarily corporate and mortgage securities) given the positive outlook for the economy and corporate profits.

We expect that issuance of corporate debt will be muted in the fourth calendar quarter, and possibly through January 2000, allowing the Fund to benefit from the narrowing of the high current yields between corporate securities and Treasuries. The lower quality issues in the Fund have very attractive yields that we expect to enjoy in the next six months, as the concerns of liquidity are expected to dissipate in the first quarter of next year.

The mortgage sector should continue to benefit from diminished issuance, as higher mortgage rates have reduced the number of refinancings. The index that measures refinancings in the single family mortgage market declined by a third in the last quarter and is expected to maintain current low levels. The Fund's emphasis on high yielding and liquid mortgage securities should continue to benefit from the premium the market places on those attributes. In addition, these securities should benefit from the relaxation of the collateral criteria for repurchase agreements that the Fed instituted to increase liquidity over the turn of the year in light of Y2K concerns.

FTI BOND FUND
---------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance) to November 30, 1999 compared to the Lehman Brothers Aggregate Bond Index.+

GROWTH OF $10,000 AS OF NOVEMBER 30, 1999 [Graphic representation omitted. See
Appendix A.5.]             CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER
30, 1999 START OF PERFORMANCE (12/11/98) 0.31%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS NOT ADJUSTED TO REFLECT SALES
  CHARGES, EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED.

---------------------------------------------------------

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund posted a year-to-date return for the fiscal year ended November 30, 1999 of -0.66%, and the Lipper Intermediate Municipal Bond Funds Average* posted a return of -1.18% for the same period. The Fund's solid performance was attributed to the high quality and premium coupon bond structure of the portfolio. The rise in municipal yields had an adverse impact on discount bonds resulting in impaired liquidity and dramatic underperformance relative to current and premium coupon bonds. In addition, the lack of exposure to the healthcare sector and other lower rated issues proved beneficial as both sectors performed poorly during the year.

MARKET REVIEW

The fiscal year ended November 1999 saw a dramatic rise in interest rates as the world rebounded smartly from the financial crisis of Fall 1998. Major central banks began to reverse the easing of monetary policy implemented in response to the crisis, and commodity prices surged, led by a more than doubling in the price of oil from mid-February lows.

The Treasury yield curve moved up sharply during the year, with most of the movement occurring in February, April and May. The release of the fourth quarter 1998 Gross Domestic Product (GDP) figures at the end of January was the beginning of the 1999 bear market. The GDP data changed bond market sentiment tremendously, as it was clear economic activity was ending 1998 on a strong note. Federal Reserve Board (the "Fed") Chairman Alan Greenspan injected caution into the bond market at his semi-annual Humphrey-Hawkins testimony in February, indicating that prolongation of the current boom environment might lead to a firming of monetary policy. In February, the bond market recorded its worst monthly performance since December 1981.

Interest rates lurched upward again in April and May following a strong first quarter GDP report as well as a surge in the Consumer Price Index (CPI) in April. In May, the Fed shifted to a tightening bias, citing improved prospects for foreign economies and domestic markets, already tight domestic labor markets and ongoing strength in demand in excess of productivity. On June 30, the Fed again raised interest rates by 0.25%, stating that in the current dynamic environment, it must be "especially alert to the emergence or potential emergence of inflationary forces that could undermine economic growth."

In spite of the Fed's second rate hike, August interest rates moved generally sideways, then rose more predictably in September and October. The Fed raised interest rates again by 0.25% in November. November's rate hike followed a rebound in activity relative to the economy's below-trend pace in the second quarter and a mild uptick in the inflation rate. The fiscal year ended with market expectations that the Fed will remain on hold at its December Federal Open Market Committee meeting. Further, growth should remain solid and inflation pressures subdued.

* LIPPER FIGURES REPRESENT THE AVERAGE OF THE TOTAL RETURNS REPORTED BY ALL OF THE MUTUAL FUNDS DESIGNATED BY LIPPER ANALYTICAL SERVICES, INC. AS FALLING INTO THE RESPECTIVE CATEGORIES INDICATED. LIPPER FIGURES DO NOT REFLECT SALES CHARGES.

---------------------------------------------------------

Tax exempt ratios, which began the new year at such attractive levels to their taxable counterparts, tightened from 90% in the 10-year sector to a historically "fair value" level of 80%. This year's decline in supply of more than 20% contributed to the outperformance of municipals. Although total new issuance declined, new money issuance remained strong while refunding issuance plunged more than 50% compared to the same period last year.

Since early summer, the virtual disappearance of net demand from institutions, such as the erosion of demand from insurance companies, had resulted in a thinner, more volatile market. More specifically, property and casualty insurance companies continue to struggle with profitability, while most funds are experiencing actual cash outflows, as individual investors continue to shun mutual funds in favor of direct purchases of municipal securities. With the absence of institutional buying, it has been the retail investor that has supported the market. Throughout the fiscal year, retail demand has been extremely strong as a result of a mixed equity market and higher bond yields.

INVESTMENT OUTLOOK AND STRATEGY

We believe the economy should continue to post solid growth over the next three to six months, though perhaps marginally slower growth than the year-to-date rate. Inflation appears to have bottomed below 2% and is likely to rise non-threateningly from here, primarily due to the rise in oil prices and as the effects of the strong U.S. dollar fade. While the Fed remains concerned with potential inflation pressures, we do not expect another rate hike at the December Federal Open Market Committee meeting.

Our outlook for the municipal market is favorable as we expect a continuation of the strong retail demand we have experienced, and we anticipate a modest increase in institutional demand based on attractive relative valuations and improving technicals. Institutional investors are beginning to draw their attention beyond current supply conditions and focus on the December/January period which historically has seen favorable seasonals, whereby demand exceeds supply. Generally, new issuance is low and demand is strong, supported by the reinvestment of cash proceeds from December and January coupons and matured/refunded issues.

Our strategy is to have a slightly longer than market average maturity, given our expectation that the economic activity is likely to see a mild deceleration from the current robust pace, while inflation is expected to remain relatively subdued.

FTI MUNICIPAL BOND FUND
---------------------------------------------------------

GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance) to November 30, 1999 compared to the Lehman Brothers Municipal Bond 7-Year Index.+

GROWTH OF $10,000 AS OF NOVEMBER 30, 1999
[Graphic representation omitted.  Insert Appendix A.6.]
CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30,
1999
Start of Performance (12/11/98)                                      -0.66%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND 7-YEAR INDEX HAS BEEN ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX.

+ THE LEHMAN BROTHERS MUNICIPAL BOND 7-YEAR INDEX IS NOT ADJUSTED TO REFLECT
  SALES CHARGES, EXPENSES, OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEX IS UNMANAGED.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


 SHARES                                                VALUE

----------------------------------------------------------------
          COMMON STOCKS--99.4%
          CONSUMER DURABLES--2.5%
 50,000   Ford Motor Co.                            $  2,525,000
                                                    ------------
          CONSUMER NON-DURABLES--6.3%
 48,000   BestFoods                                    2,631,000
 34,000   Procter & Gamble Co.                         3,672,000
                                                    ------------
          Total                                        6,303,000
                                                    ------------
          CONSUMER SERVICES--10.1%
 70,000   (1)AMFM, Inc.                                4,948,125
115,000   (1)Fox Entertainment Group, Inc., Class
          A                                            2,645,000
 50,000   Royal Caribbean Cruises Ltd.                 2,468,750
                                                    ------------
          Total                                       10,061,875
                                                    ------------
          ELECTRONIC TECHNOLOGY--13.8%
 45,000   Hewlett-Packard Co.                          4,269,375
 70,000   Intel Corp.                                  5,368,125
 40,000   International Business Machines Corp.        4,122,500
                                                    ------------
          Total                                       13,760,000
                                                    ------------
          ENERGY MINERALS--9.0%
 76,000   BP Amoco PLC, ADR                            4,631,250
 55,000   Exxon Corp.                                  4,362,187
                                                    ------------
          Total                                        8,993,437
                                                    ------------
          FINANCE--11.8%
 40,000   AXA-UAP, ADR                                 2,672,500
 82,000   Bank of New York Co., Inc.                   3,269,750
 50,000   Fannie Mae                                   3,331,250
 50,000   Federal Home Loan Mortgage Corp.             2,468,750
                                                    ------------
          Total                                       11,742,250
                                                    ------------
          HEALTH TECHNOLOGY--8.8%
 47,000   Johnson & Johnson                            4,876,250
 50,000   Merck & Co., Inc.                            3,925,000
                                                    ------------
          Total                                        8,801,250
                                                    ------------
SHARES OR
PRINCIPAL
 AMOUNT                                                 VALUE

-----------------------------------------------------------------
           COMMON STOCKS (continued)
           PROCESS INDUSTRIES--5.9%
  40,000   Corning, Inc.                             $  3,747,500
 125,000   Engelhard Corp.                              2,101,562
                                                     ------------
           Total                                        5,849,062
                                                     ------------
           PRODUCER MANUFACTURING--12.9%
  60,000   Allied-Signal, Inc.                          3,588,750
  53,000   General Electric Co.                         6,890,000
  60,000   Tyco International Ltd.                      2,403,750
                                                     ------------
           Total                                       12,882,500
                                                     ------------
           RETAIL TRADE--2.1%
 120,000   Family Dollar Stores, Inc.                   2,152,500
                                                     ------------
           TECHNOLOGY SERVICES--2.4%
  72,000   (1)Compuware Corp.                           2,434,500
                                                     ------------
           TRANSPORTATION--4.6%
 375,000   (1)British Aerospace PLC                     2,164,737
  80,000   Canadian National Railway                    2,395,000
                                                     ------------
           Total                                        4,559,737
                                                     ------------
           UTILITIES--9.2%
  50,000   Bell Atlantic Corp.                          3,165,625
  35,000   (1)MCI Worldcom, Inc.                        2,894,063
  35,000   Nippon Telegraph & Telephone Corp., ADR      3,123,750
                                                     ------------
           Total                                        9,183,438
                                                     ------------
           TOTAL COMMON STOCKS
             (identified cost $48,459,672)             99,248,549
                                                     ------------
           U.S. TREASURY--0.5%
$500,000   United States Treasury Bill, 1/27/2000
           (identified cost $496,042)                     496,026
                                                     ------------
           (2)REPURCHASE AGREEMENTS--0.2%
 183,000   J.P. Morgan & Co., Inc., 4.60%, dated
           11/30/1999, due 12/1/1999 (at amortized
           cost)                                          183,000
                                                     ------------
           TOTAL INVESTMENTS
             (identified cost $49,138,714)(3)        $ 99,927,575
                                                     ============

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
---------------------------------------------------------

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $49,138,714. The net unrealized appreciation of investments on a federal tax basis amounts to $50,788,861 which is comprised of $51,436,882 appreciation and $648,021 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($99,887,336) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FTI LARGE CAPITALIZATION GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


  SHARES                                                 VALUE

------------------------------------------------------------------
            COMMON STOCKS--95.4%
            CONSUMER NON-DURABLES--2.3%
    6,500   Procter & Gamble Co.                      $    702,000
                                                      ------------
            CONSUMER SERVICES--11.7%
   15,000   (1)AMFM, Inc.                                1,060,312
   16,800   CBS Corp.                                      873,600
   12,000   (1)Infinity Broadcasting Corp., Class A        437,250
    5,800   (1)MediaOne Group, Inc.                        459,650
   16,900   Royal Caribbean Cruises Ltd.                   834,437
                                                      ------------
            Total                                        3,665,249
                                                      ------------
            ELECTRONIC TECHNOLOGY--24.2%
   20,000   (1)Cisco Systems, Inc.                       1,783,750
    3,000   (1)Comverse Technology, Inc.                   362,625
   13,000   (1)EMC Corp.                                 1,086,312
   13,400   Intel Corp.                                  1,027,612
    5,600   International Business Machines Corp.          577,150
    1,800   (1)JDS Uniphase Corp.                          411,750
    9,000   Lucent Technologies, Inc.                      657,562
    9,500   (1)Solectron Corp.                             782,562
    6,500   (1)Sun Microsystems, Inc.                      859,625
                                                      ------------
            Total                                        7,548,948
                                                      ------------
            ENERGY MINERALS--3.8%
    7,600   Mobil Corp.                                    792,775
    7,000   Royal Dutch Petroleum Co., ADR                 406,000
                                                      ------------
            Total                                        1,198,775
                                                      ------------
            FINANCE--9.7%
    8,343   American International Group, Inc.             861,415
   12,000   Bank of America Corp                           702,000
   15,000   Citigroup, Inc.                                808,125
   10,000   Fannie Mae                                     666,250
                                                      ------------
            Total                                        3,037,790
                                                      ------------
            HEALTH SERVICES--2.5%
   15,000   Cardinal Health, Inc.                          784,687
                                                      ------------
            HEALTH TECHNOLOGY--5.0%
    8,000   (1)Amgen, Inc.                                 364,500
    4,800   Bristol-Myers Squibb Co.                       350,700
    8,000   Merck & Co., Inc.                              628,000
    6,000   Pfizer, Inc.                                   217,125
                                                      ------------
            Total                                        1,560,325
                                                      ------------
SHARES OR
PRINCIPAL
 AMOUNT                                                  VALUE

------------------------------------------------------------------
            COMMON STOCKS (continued)
            INDUSTRIAL SERVICES--1.7%
    9,000   Schlumberger Ltd.                         $    540,563
                                                      ------------
            PRODUCER MANUFACTURING--11.5%
    8,500   General Electric Co.                         1,105,000
    6,000   Honeywell, Inc.                                671,625
    8,000   (1)Lexmark International Group, Class A        664,000
   14,000   Masco Corp.                                    353,500
   20,000   Tyco International Ltd.                        801,250
                                                      ------------
            Total                                        3,595,375
                                                      ------------
            RETAIL TRADE--8.5%
    7,000   Dayton-Hudson Corp.                            493,938
   13,000   Home Depot, Inc.                             1,027,813
   25,650   (1)Staples, Inc.                               602,775
    9,000   Wal-Mart Stores, Inc.                          518,625
                                                      ------------
            Total                                        2,643,151
                                                      ------------
            TECHNOLOGY SERVICES--5.1%
   11,000   (1)American Online, Inc.                       799,563
    8,800   (1)Microsoft Corp.                             801,213
                                                      ------------
            Total                                        1,600,776
                                                      ------------
            UTILITIES--9.4%
   12,600   Bell Atlantic Corp.                            797,738
   24,000   BroadWing, Inc.                                699,000
   10,000   Coastal Corp.                                  352,500
   13,000   (1)MCI Worldcom, Inc.                        1,074,938
                                                      ------------
            Total                                        2,924,176
                                                      ------------
            TOTAL COMMON STOCKS
              (identified cost $19,707,930)             29,801,815
                                                      ------------
            (2)REPURCHASE AGREEMENTS--4.7%
$1,452,000  J.P. Morgan & Co., Inc., 4.60%, dated
            11/30/1999, due 12/1/1999 (at amortized
            cost)                                        1,452,000
                                                      ------------
            TOTAL INVESTMENTS
              (identified cost $21,159,930)(3)        $ 31,253,815
                                                      ============

FTI LARGE CAPITALIZATION GROWTH FUND
---------------------------------------------------------

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $21,159,930. The net unrealized appreciation of investments on a federal tax basis amounts to $10,093,885 which is comprised of $10,413,366 appreciation and $319,481 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($31,237,803) at November 30, 1999.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


  SHARES                                                 VALUE
------------------------------------------------------------------
            COMMON STOCKS--98.2%
            AUSTRALIA--1.0%
   27,000   Brambles Industries Ltd.                  $    741,486
                                                      ------------
            BRAZIL--1.0%
    8,000   (1)Telecomunicacoes Brasileiras SA, ADR        726,000
                                                      ------------
            DENMARK--1.9%
   24,200   ISS International Service, Class B           1,409,454
                                                      ------------
            FINLAND--3.2%
   17,300   Nokia Oyj                                    2,451,230
                                                      ------------
            FRANCE--6.0%
    4,000   Cap Gemini SA                                  707,843
    5,100   Castorama Dubois                             1,325,997
    4,300   Havas Advertising SA                         1,629,330
    6,727   Total Fina SA, Class B                         895,523
                                                      ------------
            Total                                        4,558,693
                                                      ------------
            GERMANY--3.7%
   20,800   Douglas Holdings AG                            901,331
    9,100   Mannesmann AG                                1,892,796
                                                      ------------
            Total                                        2,794,127
                                                      ------------
            GREECE--0.6%
   24,500   (1)STET Hellas Telecommunications SA,
            ADR                                            483,875
                                                      ------------
            HONG KONG--1.6%
  110,000   Cheung Kong (Holdings) Ltd.                  1,239,297
                                                      ------------
            IRELAND--1.0%
   91,894   Bank of Ireland                                759,374
                                                      ------------
            ITALY--3.7%
   45,000   Arn Mondadori Edit                             922,393
  195,000   ENI SPA                                      1,069,021
  171,000   Unicredito Italiano SPA                        797,865
                                                      ------------
            Total                                        2,789,279
                                                      ------------
            JAPAN--29.5%
    9,100   Advantest                                    1,521,509
   67,000   Bank of Tokyo-Mitsubishi Ltd.                  971,482
   40,000   Canon, Inc.                                  1,178,840
   19,500   Circle K Japan Co. Ltd.                        862,027
      182   East Japan Railway Co.                       1,072,744
  166,000   Fuji Bank Ltd.                               1,992,750
  153,000   Hitachi Ltd.                                 2,119,259
    6,000   Keyence Corp.                                1,709,318

 SHARES                                                  VALUE
------------------------------------------------------------------
            COMMON STOCKS (continued)
            JAPAN (continued)
  258,000   Komatsu Ltd.                              $  1,457,341
      112   NTT Mobile Communication Network, Inc.       3,938,897
    5,000   Rohm Co.                                     1,359,595
    5,000   Sony Corp.                                     928,336
    8,000   TDK Corp.                                      880,200
   41,000   Takeda Chemical Industries                   2,424,677
                                                      ------------
            Total                                       22,416,975
                                                      ------------
            KOREA, REPUBLIC OF--0.7%
   15,200   Pohang Iron and Steel Co. Ltd., ADR            546,250
                                                      ------------
            MEXICO--2.4%
  460,000   (1)Cifra SA de CV, Series V                    869,122
   64,000   Coca-Cola Femsa SA, ADR                        984,000
                                                      ------------
            Total                                        1,853,122
                                                      ------------
            NETHERLANDS--9.3%
   50,000   (1)KPN QWEST BV                              1,912,500
   43,955   Nutreco Holding NV                           1,284,573
   15,400   (1)STMicroelectronics NV                     2,095,111
   10,000   (1)United Pan-Europe Communications NV         982,556
   26,160   Wolters Kluwer NV                              789,564
                                                      ------------
            Total                                        7,064,304
                                                      ------------
            PORTUGAL--0.8%
   48,000   Telecel - Comunicacoes Pessoais                635,608
                                                      ------------
            SINGAPORE--2.8%
  166,309   DBS Group Holdings Ltd.                      2,157,415
                                                      ------------
            SWEDEN--4.2%
   25,200   Pharmacia & Upjohn, Inc.                     1,386,178
  106,700   Securitas AB, Class B                        1,774,571
                                                      ------------
            Total                                        3,160,749
                                                      ------------
            SWITZERLAND--4.1%
      531   Baer Holdings AG                             1,586,421
    5,500   UBS AG                                       1,504,812
                                                      ------------
            Total                                        3,091,233
                                                      ------------
            TAIWAN, PROVINCE OF CHINA--1.4%
   29,274   (1)Taiwan Semiconductor Manufacturing
            Co., ADR                                     1,048,375
                                                      ------------

FTI INTERNATIONAL EQUITY FUND
---------------------------------------------------------

 SHARES                                                  VALUE
------------------------------------------------------------------
            COMMON STOCKS (continued)
            UNITED KINGDOM--19.3%
   82,000   Amvescap PLC                              $    848,641
  142,000   British Petroleum Amoco PLC                  1,450,350
   53,000   (1)British Aerospace PLC                       305,949
   18,000   (1)COLT Telecom Group PLC                      680,278
  122,000   Compass Group PLC                            1,478,559
   65,000   Dixons Group                                 1,412,780
   55,000   Glaxo Wellcome PLC                           1,645,359
   83,617   HSBC Holdings PLC                            1,103,553
  145,000   Hays PLC                                     2,208,191
  109,094   Lloyds TSB Group PLC                         1,398,692
   48,000   Ocean Group PLC                                842,740
  273,425   Vodafone AirTouch PLC                        1,288,430
                                                      ------------
            Total                                       14,663,522
                                                      ------------
            TOTAL COMMON STOCKS
              (identified cost $54,419,362)             74,590,368
                                                      ------------

PRINCIPAL
 AMOUNT                                                  VALUE
------------------------------------------------------------------
            (2)REPURCHASE AGREEMENTS--4.4%
$3,359,000  J.P. Morgan & Co., Inc., 4.60%, dated
            11/30/1999, due 12/1/1999
            (at amortized cost)                       $  3,359,000
                                                      ------------
            TOTAL INVESTMENTS
              (identified cost $55,778,362)(3)        $ 77,949,368
                                                      ============

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $55,778,362. The net unrealized appreciation of investments on a federal tax basis amounts to $22,171,006 which is comprised of $24,210,904 appreciation and $2,039,898 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($75,988,868) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt

PLC -- Public Limited Company

SA -- Support Agreement

SPA -- Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FTI SMALL CAPITALIZATION EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


  SHARES                                                 VALUE
------------------------------------------------------------------
            COMMON STOCKS--92.3%
            AEROSPACE AND DEFENSE--0.5%
   20,900   AAR Corp.                                 $    344,850
                                                      ------------
            BASIC INDUSTRIES--0.6%
   11,000   Minerals Technologies, Inc.                    434,500
                                                      ------------
            BASIC MATERIALS--1.5%
   36,000   (1)CompX International, Inc.                   659,250
   16,600   Kaydon Corp.                                   454,425
                                                      ------------
            Total                                        1,113,675
                                                      ------------
            COMMERCIAL SERVICES--7.9%
   20,000   (1)Corporate Executive Board Co.               930,000
   25,000   (1)Data Transmission Network Corp.             514,062
   17,000   G & K Services, Inc., Class A                  575,875
   36,000   (1)Interim Services, Inc.                      663,750
   20,000   (1)Lamar Advertising Co.                     1,147,500
   30,000   (1)On Assignment, Inc.                         841,875
   15,000   (1)Ritchie Bros. Auctioneers, Inc.             453,750
   40,000   (1)School Specialty, Inc.                      650,000
                                                      ------------
            Total                                        5,776,812
                                                      ------------
            CONSUMER DURABLES--0.8%
   30,000   (1)Furniture Brands International, Inc.        585,000
                                                      ------------
            CONSUMER SERVICES--6.5%
   16,351   (1)AMFM, Inc.                                1,155,811
   16,000   (1)Emmis Communications, Corp., Class A      1,296,000
   14,000   (1)Entercom Communication Corp.                800,625
   32,000   (1)IDG Books Worldwide, Inc., Class A          480,000
   20,000   (1)SFX Entertainment, Inc., Class A            675,000
   13,000   (1)XM Satellite Radio Holdings, Inc.,
            Class A                                        346,937
                                                      ------------
            Total                                        4,754,373
                                                      ------------
            EDUCATION--1.0%
   36,000   (1)DeVRY, Inc.                                 726,750
                                                      ------------
            ELECTRONIC TECHNOLOGY--12.9%
   12,000   (1)Alpha Industries, Inc.                      726,000
    3,300   (1)Cobalt Networks, Inc.                       557,081
   13,000   (1)Comverse Technology, Inc.                 1,571,375

 SHARES                                                  VALUE
------------------------------------------------------------------
            COMMON STOCKS (continued)
            ELECTRONIC TECHNOLOGY (continued)
    3,600   (1)Copper Mountain Networks, Inc.         $    300,375
    4,600   (1)Electro Scientific Industries, Inc.         268,812
   20,000   (1)Electroglas, Inc.                           569,375
    5,000   (1)Extreme Networks, Inc.                      331,875
    8,000   (1)Gemstar International Group Ltd.            902,000
    9,900   (1)JDS Uniphase Corp.                        2,264,625
    7,400   (1)Network Appliance, Inc.                     870,887
    5,100   (1)PC-Tel, Inc.                                188,062
    8,000   (1)PMC-Sierra, Inc.                            824,500
                                                      ------------
            Total                                        9,374,967
                                                      ------------
            ENVIRONMENTAL CONTROL--0.6%
   38,000   (1)Tetra Tech, Inc.                            432,250
                                                      ------------
            FINANCIAL SERVICES--7.8%
   26,000   (1)ChoicePoint, Inc.                           867,750
   17,200   Hooper Holmes, Inc.                            406,350
   25,000   INMC Mortgage Holdings, Inc.                   276,562
   77,200   (1)Imperial Credit Industries, Inc.            434,250
   27,200   Investment Technology Group, Inc.              729,300
   16,000   Legg Mason, Inc.                               563,000
   22,000   Queens County Bancorp, Inc.                    638,000
   18,200   Radiant Group, Inc.                            889,525
   30,000   Roslyn Bancorp, Inc.                           583,125
    9,700   WestAmerica Bancorporation                     304,944
                                                      ------------
            Total                                        5,692,806
                                                      ------------
            HEALTH SERVICES--1.9%
   25,000   (1)First Consulting Group, Inc.                237,500
   20,000   (1)First Health Group Corp.                    503,750
   32,000   (1)Renal Care Group, Inc.                      656,000
                                                      ------------
            Total                                        1,397,250
                                                      ------------
            HEALTH TECHNOLOGY--5.4%
    7,600   (1)Affymetrix, Inc.                            744,800
   21,500   (1)Alkermes, Inc.                              913,750
    4,700   (1)IDEC Pharmaceuticals Corp.                  595,725
    7,300   (1)Medimmune, Inc.                             877,369
   17,000   (1)QLT Phototherapeutics, Inc.                 758,625
                                                      ------------
            Total                                        3,890,269
                                                      ------------

FTI SMALL CAPITALIZATION EQUITY FUND
---------------------------------------------------------

 SHARES                                                  VALUE
------------------------------------------------------------------
            COMMON STOCKS (continued)
            INDUSTRIAL SERVICES--3.6%
   25,000   (1)BJ Services Co.                        $    871,875
   30,000   Helmerich & Payne, Inc.                        678,750
   18,000   (1)Quanta Services, Inc.                       504,000
   40,000   (1)Tuboscope, Inc.                             570,000
                                                      ------------
            Total                                        2,624,625
                                                      ------------
            INSURANCE--0.5%
    2,500   (1)Markel Corp.                                393,125
                                                      ------------
            MEDICAL SUPPLIES--1.4%
   34,500   (1)Lincare Holdings, Inc.                      978,937
                                                      ------------
            NON-ENERGY MINERALS--1.0%
   14,700   Elcor Corp.                                    475,912
   20,000   (1)U.S. Aggregates, Inc.                       237,500
                                                      ------------
            Total                                          713,412
                                                      ------------
            PROCESS INDUSTRIES--2.1%
   30,000   Aptargroup, Inc.                               813,750
   19,000   MacDermid, Inc.                                723,188
                                                      ------------
            Total                                        1,536,938
                                                      ------------
            PRODUCER MANUFACTURING--0.8%
   23,700   (1)Cable Design Technologies, Class A          567,319
                                                      ------------
            RETAIL TRADE--1.9%
   30,900   (1)Valuevision International, Inc.,
            Class A                                      1,390,500
                                                      ------------
            SERVICES--4.3%
   25,000   (1)Charles River Associates, Inc.              756,250
   23,000   (1)Maximus, Inc.                               644,000
   25,600   (1)Profit Recovery Group International,
            Inc.                                           948,400
   37,200   Regis Corp. Minnesota                          767,250
                                                      ------------
            Total                                        3,115,900
                                                      ------------
            TECHNOLOGY SERVICES--24.8%
    5,000   (1)Active Software, Inc.                       318,750
   10,000   (1)Allaire Corp.                             1,518,750
   20,000   (1)Bisys Group, Inc.                         1,158,750
   11,000   (1)Braun Consulting, Inc.                      390,500
    3,300   (1)Business Objects SA, ADR                    292,050
   12,300   (1)Clarify, Inc.                             1,146,398
SHARES OR
PRINCIPAL
 AMOUNT                                                  VALUE
------------------------------------------------------------------
            COMMON STOCKS (continued)
            TECHNOLOGY SERVICES (continued)
   21,000   (1)Diamond Technology Partners, Class A   $  1,102,500
    8,820   (1)DoubleClick, Inc.                         1,411,751
   27,000   (1)Entrust Technologies, Inc.                  973,688
    4,200   (1)Exodus Communications, Inc.                 452,813
   26,000   (1)FIserv, Inc.                                923,000
   19,000   (1)ISS Group, Inc.                             916,750
    1,800   (1)Intertrust Technologies Corp.               231,413
   10,000   (1)Mercury Interactive Corp.                   831,250
    7,000   (1)Micromuse, Inc.                             800,625
    9,000   (1)Open Market, Inc.                           331,313
   20,000   (1)PsiNet, Inc.                              1,000,000
   19,000   (1)Rare Medium Group, Inc.                     527,250
    8,000   (1)Rational Software Corp.                     409,000
   21,000   (1)TSI International Software Ltd.             913,500
   15,400   (1)Verio, Inc.                                 553,438
   19,800   (1)Veritas Software Corp.                    1,812,938
                                                      ------------
            Total                                       18,016,427
                                                      ------------
            TELECOMMUNICATIONS--1.9%
   38,100   (1)Primus Telecommunications Group, Inc.     1,133,475
   13,800   (1)RSL Communications Ltd., Class A            279,450
                                                      ------------
            Total                                        1,412,925
                                                      ------------
            UTILITIES--2.6%
   32,512   BroadWing, Inc.                                946,912
    6,500   (1)Clarent Corp.                               528,125
   11,500   (1)iBasis, Inc.                                389,563
                                                      ------------
            Total                                        1,864,600
                                                      ------------
            TOTAL COMMON STOCKS
              (identified cost $43,747,868)             67,138,210
                                                      ------------
            (2)REPURCHASE AGREEMENT--5.5%
$4,019,000  J.P. Morgan & Co., Inc., 4.60%, dated
            11/30/1999, due 12/1/1999 (at amortized
            cost)                                        4,019,000
                                                      ------------
            TOTAL INVESTMENTS
              (identified cost $47,766,868)(3)        $ 71,157,210
                                                      ============

FTI SMALL CAPITALIZATION EQUITY FUND
---------------------------------------------------------

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $48,420,775. The net unrealized appreciation of investments on a federal tax basis amounts to $22,736,435 which is comprised of $24,481,383 appreciation and $1,744,948 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($72,751,944) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt

SA -- Support Agreement

(See Notes which are an integral part of the Financial Statements)

FTI BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                  VALUE
-------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS--6.2%
$2,218,942  DLJ Mortgage Acceptance Corp. 1998-2,
            Class 1PA, 6.75%, 6/19/2028               $   2,105,110
2,945,267   LB Commercial Conduit Mortgage Trust
            1998-C4, Class A1A, 5.87%, 8/15/2006          2,822,582
1,672,676   Residential Asset Securitization Trust
            1997-A11, Class A3, 7.00%, 1/25/2028          1,667,600
                                                      -------------
            TOTAL COLLATERALIZED MORTGAGE
             OBLIGATIONS (identified cost
              $6,767,842)                                 6,595,292
                                                      -------------
            CORPORATE BONDS--35.5%
            BANKING--5.5%
3,135,000   (1)KBC Bank Funding, Bond 8.625%,
            11/29/2049                                    3,275,680
2,580,000   Sovereign Bancorp, Inc., Sr. Note,
            6.625%, 3/15/2001                             2,564,863
                                                      -------------
            Total                                         5,840,543
                                                      -------------
            CABLE TELEVISION--3.8%
1,175,000   Charter Communications Holdings Capital
            Corp., Sr. Note, 8.625%, 4/1/2009             1,116,250
1,625,000   CSC Holdings, Inc., 8.125%, 7/15/2009         1,633,124
  505,000   CSC Holdings, Inc., Sr. Deb., 7.625%,
            7/15/2018                                       465,862
  870,000   Heritage Media Corp., Sr. Sub. Note,
            8.75%, 2/15/2006                                886,313
                                                      -------------
            Total                                         4,101,549
                                                      -------------
            CHEMICALS--1.4%
1,500,000   Union Carbide Corp., Sr. Note, 6.25%,
            6/15/2003                                     1,459,652
                                                      -------------
            FINANCIAL SERVICES--2.7%
   70,000   Associates Corp. of North America, Sr.
            Note, 5.75%, 11/1/2003                           67,242
2,090,000   (1)(2)Dresdner Funding Trust, Note,
            8.151%, 6/30/2031                             2,004,651
  810,000   Lehman Brothers Holdings, Inc., Note,
            6.375%, 5/7/2002                                797,480
                                                      -------------
            Total                                         2,869,373
                                                      -------------
PRINCIPAL
 AMOUNT                                                  VALUE
-------------------------------------------------------------------
            CORPORATE BONDS (continued)
            INDUSTRIAL COMPONENTS--2.3%
$2,480,000  (1)TRW, Inc., Note, 6.50%, 6/1/2002       $   2,443,023
                                                      -------------
            MERCHANDISING--2.5%
2,840,000   Saks, Inc., Unsecd. Note, 7.00%,
            7/15/2004                                     2,682,888
                                                      -------------
            MULTI-INDUSTRY--0.6%
  705,000   Textron, Inc., Note, 6.75%, 9/15/2002           701,556
                                                      -------------
            OTHER--1.9%
1,825,000   News America Holdings, Inc., 10.125%,
            10/15/2012                                    1,997,504
                                                      -------------
            REAL ESTATE--1.3%
1,425,000   Host Marriott, L.P., 8.375%, 2/15/2006        1,346,625
                                                      -------------
            SPECIAL PURPOSE ENTITY--5.7%
2,600,000   (1)Air 2 Us, Equip. Trust, 8.027%,
            10/1/2019                                     2,629,198
2,425,000   (1)Osprey Trust, Sr. Secd. Note, 8.31%,
            1/15/2003                                     2,418,353
1,000,000   RBF Finance Co., Company Guarantee,
            11.00%, 3/15/2006                             1,055,000
                                                      -------------
            Total                                         6,102,551
                                                      -------------
            TELECOMMUNICATIONS--0.7%
  800,000   AT&T Capital Corp., Note, 6.75%,
            2/4/2002                                        796,163
                                                      -------------
            TRANSPORTATION-AIRLINES--0.2%
  235,000   Northwest Airlines, Inc., Note, 8.52%,
            4/7/2004                                        220,528
                                                      -------------
            UTILITIES--6.2%
  156,047   (1)East Coast Power, Sr. Secd. Note,
            6.737%, 3/31/2008                               147,890
2,600,000   (1)PSEG Energy Holdings, Note, 10.00%,
            10/1/2009                                     2,647,427
  375,000   Southern Union Co., Note, 8.25%,
            11/15/2029                                      381,252
3,500,000   Utilicorp United, Inc., Sr. Note,
            7.625%, 11/15/2009                            3,403,726
                                                      -------------
            Total                                         6,580,295
                                                      -------------

FTI BOND FUND
---------------------------------------------------------

PRINCIPAL
 AMOUNT
OR SHARES                                                VALUE
-------------------------------------------------------------------
            CORPORATE BONDS (continued)
            UTILITIES - ELECTRICAL &
             GAS--0.7%
$ 740,000   El Paso Electric Co., 1st Mtg. Note,
            9.40%, 5/1/2011                           $     803,140
                                                      -------------
            TOTAL CORPORATE BONDS
              (identified cost $38,206,256)              37,945,390
                                                      -------------
            MORTGAGE BACKED SECURITIES--29.4%
            FEDERAL HOME LOAN BANK SYSTEM--3.0%
3,225,000   6.905%, 10/18/2004                            3,224,845
                                                      -------------
            FEDERAL NATIONAL MORTGAGE
             ASSOCIATION--24.3%
26,192,569  6.00%-8.00%, 11/1/2028 - 1/1/2030            25,919,629
                                                      -------------
            GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION--2.1%
2,251,241   7.50%, 7/15/2025 - 9/15/2025                  2,249,485
                                                      -------------
            TOTAL MORTGAGE BACKED SECURITIES
              (identified cost $31,539,850)              31,393,959
                                                      -------------
            PREFERRED STOCKS--6.5%
            REAL ESTATE--2.0%
   96,300   Equity Office Properties Trust,
            Cumulative Pfd., Series A, $2.25              2,148,694
                                                      -------------
            SPECIAL PURPOSE ENTITY--4.2%
    4,495   (1)(2)Centaur Funding Corp., Pfd.             4,568,044
                                                      -------------
PRINCIPAL
 AMOUNT
OR SHARES                                                VALUE
-------------------------------------------------------------------
            PREFERRED STOCKS (continued)
            TELECOMMUNICATIONS--0.3%
   11,300   AT&T Corp., Cumulative Pfd., $2.43        $     302,275
                                                      -------------
            TOTAL PREFERRED STOCKS
              (identified cost $7,455,286)                7,019,013
                                                      -------------
            U.S. TREASURY--20.0%
$8,850,000  United States Treasury Bond, 7.25%,
            8/15/2022                                     9,552,469
2,620,000   United States Treasury Bond, 7.88%,
            2/15/2021                                     2,998,263
  670,000   United States Treasury Note, 6.50%,
            10/15/2006                                      678,166
3,495,000   United States Treasury Note, 7.50%,
            2/15/2005                                     3,689,409
4,400,000   United States Treasury Note, 8.50%,
            2/15/2000                                     4,428,877
                                                      -------------
            TOTAL U.S. TREASURY
              (identified cost $22,364,952)              21,347,184
                                                      -------------
            (3)REPURCHASE AGREEMENTS--1.9%
2,030,000   J.P. Morgan & Co., Inc., 4.60%, dated
            11/30/1999, due 12/1/1999 (at amortized
            cost)                                         2,030,000
                                                      -------------
            TOTAL INVESTMENTS
              (identified cost $108,364,186)(4)       $ 106,330,838
                                                      =============

(1) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1999, these securities amounted to $20,134,266 which represents 18.8% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $6,572,695 which represents 6.1% of net assets.
(2) Denotes a restricted security that has been deemed liquid by criteria approved by the fund's board of directors.
(3) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $108,589,452. The net unrealized depreciation of investments on a federal tax basis amounts to $2,258,614 which is comprised of $318,627 appreciation and $2,577,241 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($106,887,657) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)

FTI MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------


PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS--92.9%
            ALABAMA--1.1%
$  750,000  Birmingham, AL, GO UT Bonds, 6.45%
            (Original Issue Yield: 6.50%),
            7/1/2006                             AA/Aa3       $    791,212
                                                              ------------
            CALIFORNIA--0.7%
   500,000  Los Angeles, CA, Department of Water & Power, Revenue Bonds, 6.875%
            (Original Issue Yield:
            6.90%), 4/1/2009                     AA/Aa3            526,255
                                                              ------------
            COLORADO--1.5%
 1,000,000  Denver, CO, City & County School
            District NO. 01, Certificate
            Participation, 5.50% (Denver School
            Facilities Leasing Corp.)/ (AMBAC
            INS), 12/15/2008                     AAA/Aaa         1,028,450
                                                              ------------
            FLORIDA--1.6%
   500,000  Florida State Turnpike Authority,
            Revenue Bonds (Series A), 6.95%
            (AMBAC INS), 7/1/2003                AAA/Aaa           530,040
   550,000  Palm Beach County, FL, GO UT
            Refunding Bonds, 5.50%, 12/1/2012    AA/Aa2            567,292
                                                              ------------
            Total                                                1,097,332
                                                              ------------
            GEORGIA--3.1%
 1,000,000  Fulton County, GA, School District,
            GO UT Refunding Bonds, 5.25%,
            1/1/2013                             AA/Aa2            993,880
   350,000  Georgia State, UT GO, 6.00%,
            9/1/2007                             AAA/Aaa           376,306

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            GEORGIA (continued)
$  750,000  Houston County, GA, Development
            Authority, Multifamily Revenue Bond
            (Series A), 6.85%, 8/1/2018          NR           $    694,972
   160,000  Houston County, GA, Development
            Authority, Multifamily Revenue
            Bonds, 6.40%, 8/1/2006               NR                154,192
                                                              ------------
            Total                                                2,219,350
                                                              ------------
            HAWAII--0.7%
   500,000  Hawaii State, GO UT Bonds
            (Series CJ), 5.80% (Original Issue
            Yield: 5.85%), 1/1/2005              A+/A1             519,450
                                                              ------------
            ILLINOIS--3.0%
 1,000,000  Du Page, IL, Water Commission,
            GO UT Refunding Bonds, 6.25%
            (Original Issue Yield: 6.35%),
            3/1/2005                             AAA/Aaa         1,053,930
 1,055,000  Illinois State Sales Tax, Refunding
            Revenue Bond (Series Y), 5.25%,
            6/15/2010                            AAA/Aa2         1,062,195
                                                              ------------
            Total                                                2,116,125
                                                              ------------
            KENTUCKY--1.5%
 1,000,000  Kentucky Turnpike Authority,
            Refunding Revenue Bonds, 5.50%
            (AMBAC INS), 7/1/2006                AAA/Aaa         1,036,510
                                                              ------------
            MAINE--1.3%
   905,000  Maine State Housing Authority,
            Refunding Revenue Bonds
            (Series D-1), 5.05%, 11/15/2016      AA/Aa2            905,063
                                                              ------------

FTI MUNICIPAL BOND FUND
---------------------------------------------------------

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            MASSACHUSETTS--3.9%
$2,705,000  Massachusetts State Special
            Obligation Revenue, Refunding
            Revenue Bonds, 5.50%, 6/1/2013       AA/Aa3       $  2,744,953
                                                              ------------
            MICHIGAN--2.8%
 2,000,000  Jenison, MI, Public Schools, GO UT
            Refunding Revenue Bonds, 5.25%,
            5/1/2013                             AAA/Aaa         1,976,220
                                                              ------------
            MINNESOTA--4.9%
 1,000,000  Minnesota Public Facilities
            Authority, Refunding Revenue Bonds,
            5.00%, 3/1/2003                      AAA/Aaa         1,017,480
 2,500,000  Minnesota State HFA, 4.85%,
            1/1/2024                             AA+/Aa2         2,450,125
                                                              ------------
            Total                                                3,467,605
                                                              ------------
            MISSISSIPPI--2.3%
   240,000  Mississippi Home Corp., Refunding
            Revenue Bonds (Series G), 5.25%
            (GNMA COL), 11/1/2017                AAA/Aaa           221,129
 1,400,000  Rankin County, MS, School District,
            GO UT, 5.50% (MBIA INS
            LOC)/(Original Issue Yield: 4.80%),
            2/1/2012                             AAA/Aaa         1,420,370
                                                              ------------
            Total                                                1,641,499
                                                              ------------
            MISSOURI--0.8%
   500,000  Missouri State Regulatory
            Convention & Sports Complex
            Authority, Revenue Bonds
            (Series A), 6.70%, 8/15/2004         AAA/Aaa           537,230
                                                              ------------

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            NEVADA--1.4%
$1,000,000  Clark County, NV, School District,
            GO LT (Series B) Revenue Bonds,
            5.00% (FGIC INS), 6/15/2004          AAA/Aaa      $  1,013,960
                                                              ------------
            NEW HAMPSHIRE--1.5%
 1,000,000  New Hampshire Municipal Bond Bank,
            Revenue Bonds (Series C), 5.625%
            (MBIA INS), 8/15/2005                AAA/Aaa         1,044,490
                                                              ------------
            NEW JERSEY--4.6%
   380,000  Bergen County, NJ, Utilities
            Authority, Water Pollution Control
            Revenue Refunding Bond (Series B),
            5.60% (FGIC INS)/(Original Issue
            Yield: 5.70%), 12/15/2003            AAA/Aaa           395,637
 1,000,000  New Jersey State Transportation
            Trust Fund Agency, Revenue Bonds
            (Series A), 6.00% (United States
            Treasury LOC)/(Original Issue
            Yield: 6.20%), 6/15/2002             NR/Aaa          1,038,180
 1,250,000  New Jersey State, GO UT (Series F)
            Refunding Bond, 5.50%, 8/1/2011      AA+/Aa1         1,295,137
   500,000  Ocean County, NJ, (Series A) GO UT
            Bonds, 6.25%, 10/1/2002              NR/Aa1            525,260
                                                              ------------
            Total                                                3,254,214
                                                              ------------
            NEW MEXICO--2.2%
 1,500,000  New Mexico State Highway
            Commission, Revenue Bond, 5.125%,
            6/15/2007                            AA+/Aa2         1,518,675
                                                              ------------

FTI MUNICIPAL BOND FUND
---------------------------------------------------------

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            NEW YORK--17.3%
$1,000,000  Housing NY Corp., Revenue Refunding
            Bonds, 5.10% (Original Issue Yield:
            5.25%), 11/1/2005                    AA/A1        $    997,890
 1,110,000  Municipal Assistance Corp. of New
            York, (Series G), 5.50% (Original
            Issue Yield: 4.45%), 7/1/2001        AA/Aa2          1,131,101
   500,000  Nassau County, NY, GO UT Bonds
            (Series V), 5.15% (AMBAC INS),
            3/1/2007                             AAA/Aaa           505,235
 1,000,000  Nassau County, NY, GO UT Refunding
            Bonds (Series B), 5.25% (MBIA
            INS)/(Original Issue Yield: 5.35%),
            2/1/2004                             AAA/Aaa         1,020,350
   750,000  New York City, NY, Transitional
            Finance Authority, (Series A),
            5.25%, 11/15/2012                    AA/Aa3            740,625
 1,250,000  New York City, NY, Transitional
            Finance Authority, Revenue Bonds
            (Series C), 5.25%, 5/1/2012          AA/Aa3          1,234,800
   700,000  New York State Environmental
            Facilities Corp., Refunding Revenue
            Bonds, 5.50% (Original Issue Yield:
            5.55%), 6/15/2004                    AA-/Aa1           725,396
   550,000  New York State Local Government
            Assistance Corp., Revenue Bonds
            (Series A), 5.50% (Original Issue
            Yield: 5.55%), 4/1/2006              A+/A3             567,600

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            NEW YORK (continued)
$  750,000  New York State Power Authority,
            Refunding Revenue Bonds
            (Series Y), 6.25% (Original Issue
            Yield: 6.70%), 1/1/2005              AAA/Aaa      $    780,832
 1,000,000  New York State Thruway Authority,
            Revenue Bonds (Series A), 5.50%
            (AMBAC INS)/(Original Issue Yield:
            5.55%), 4/1/2006                     AAA/Aaa         1,036,400
   400,000  New York State Urban Development
            Corp., Refunding Revenue Bonds,
            5.50% (HUD Section 236 GTD),
            7/1/2005                             AAA/Aaa           414,056
 2,500,000  New York State, GO UT Refunding
            Bonds (Series F), 5.00%, 9/15/2004   A/A2            2,534,350
   500,000  Triborough Bridge & Tunnel
            Authority, NY, Refunding Revenue
            Bonds (Series Y), 5.90% (Original
            Issue Yield: 5.95%), 1/1/2007        A+/Aa3            527,310
                                                              ------------
            Total                                               12,215,945
                                                              ------------
            OHIO--3.0%
 2,000,000  Columbus, OH, GO, (Series 2),
            6.00%, 6/15/2007                     AAA/Aaa         2,144,440
                                                              ------------
            OREGON--1.6%
 1,000,000  Oregon State, GO LT, 6.75%,
            5/1/2005                             AA/Aa2          1,099,790
                                                              ------------

FTI MUNICIPAL BOND FUND
---------------------------------------------------------

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            PUERTO RICO--0.7%
$  500,000  Puerto Rico Electric Power
            Authority, Revenue Bond, 6.60%
            (MBIA INS)/(Original Issue Yield:
            6.65%), 7/1/2001                     AAA/Aaa      $    518,865
                                                              ------------
            RHODE ISLAND--0.5%
   345,000  Rhode Island Housing & Mortgage
            Finance Corp., Refunding Revenue
            Bonds (Series 25-A), 4.95%,
            10/1/2016                            AA+/Aa2           344,741
                                                              ------------
            SOUTH DAKOTA--3.2%
 2,250,000  South Dakota Housing Development
            Authority, (Series A) Revenue
            Bonds, 5.30%, 5/1/2004               AAA/Aa1         2,281,703
                                                              ------------
            TENNESSEE--4.8%
 2,275,000  Municipal Energy Acquisition Corp.,
            Refunding Revenue Bonds, 5.00% (FSA
            LOC)/(Original Issue Yield: 3.85%),
            3/1/2002                             AAA/Aaa         2,303,438
 1,080,000  Williamson County,TN, GO UT
            Refunding Bonds, 5.50%, 9/1/2008     NR/Aa1          1,122,077
                                                              ------------
            Total                                                3,425,515
                                                              ------------
            TEXAS--6.7%
 1,030,000  Galena Park, TX, ISD, GO UT Bonds,
            6.25% (PSFG INS), 8/15/2005          NR/Aaa          1,103,975
   500,000  Garland, TX, ISD, GO UT Refunding
            Bonds, 4.00% (PSFG LOC)/(Original
            Issue Yield: 3.75%), 2/15/2002       AAA/Aaa           495,240
   795,000  Plano, TX, ISD, GO UT Bonds, 5.50%
            (PSFG INS), 2/15/2005                AAA/Aaa           822,348

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            TEXAS (continued)
$  990,000  San Antonio, TX, Electric & Gas,
            Revenue Bonds, 5.00% (Original
            Issue Yield: 5.25%), 2/1/2012        AA/Aa1       $    959,657
    10,000  San Antonio, TX, Electric & Gas,
            Revenue Bonds, 5.00%, 2/1/2012       AA/NR               9,659
 1,225,000  Texas State, GO UT, Refunding
            Bonds (Series A), 6.00% (Original
            Issue Yield: 6.10%), 10/1/2006       AA/Aa2          1,310,824
                                                              ------------
            Total                                                4,701,703
                                                              ------------
            UTAH--0.6%
   750,000  Salt Lake City, UT, Water
            Conservancy District, Refunding
            Bonds (Series A), 6.90% (AMBAC
            INS)/(Original Issue Yield: 6.90%),
            10/1/2009                            AAA/Aaa           444,915
                                                              ------------
            VIRGINIA--1.1%
   550,000  Portsmouth, VA, GO UT Refunding
            Bonds, 5.35% (Original Issue Yield:
            5.45%), 8/1/2005                     AA-/A3            566,335
   190,000  Virginia State Public School
            Authority, GO UT Bonds (Series B),
            6.00%, 8/1/2005                      AA/Aa2            204,246
                                                              ------------
            Total                                                  770,581
                                                              ------------
            WASHINGTON--4.4%
   200,000  Clark County, WA, Public Utilities
            District NO. 001, Revenue Bonds,
            6.00% (FGIC INS), 1/1/2008           AAA/Aaa           212,136
 1,750,000  Washington State, GO UT Bonds,
            6.25% (Original Issue Yield:
            6.35%), 2/1/2011                     AA+/Aa1         1,906,380

FTI MUNICIPAL BOND FUND
---------------------------------------------------------

PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            WASHINGTON (continued)
$1,000,000  Washington State, GO UT, 5.375%
            (Original Issue Yield: 5.55%),
            5/1/2008                             AA+/Aa1      $  1,021,680
                                                              ------------
            Total                                                3,140,196
                                                              ------------
            WISCONSIN--10.1%
 1,100,000  Wisconsin State Clean Water,
            Revenue Bonds (Series 1), 5.00%,
            6/1/2010                             AA+/Aa2         1,081,927
 1,000,000  Wisconsin State Transportation,
            (Series A) Refunding Bonds, 5.50%,
            7/1/2011                             AA-/A1          1,021,880
 2,700,000  Wisconsin State, GO UT (Series 1)
            Refunding Bond, 5.50%, 11/1/2011     AA/Aa2          2,779,623

  SHARES
    OR
PRINCIPAL                                          CREDIT
  AMOUNT                                           RATING*       VALUE
--------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (continued)
            WISCONSIN (continued)
$  700,000  Wisconsin State, GO UT Refunding
            Bonds (Series 2), 5.40%, 5/1/2004    AA/Aa2       $    716,940
 1,500,000  Wisconsin State, GO UT, 5.50%
            (Original Issue Yield: 4.69%),
            11/1/2013                            AA/Aa2          1,521,075
                                                              ------------
            Total                                                7,121,445
                                                              ------------
            TOTAL LONG-TERM MUNICIPALS
              (identified cost $65,830,991)                     65,648,432
                                                              ------------
            MUTUAL FUNDS--6.1%
     4,000  Dreyfus Tax Exempt Fund                                  4,000
 4,340,500  Merrill Lynch Tax Exempt Fund                        4,340,500
                                                              ------------
            TOTAL MUTUAL FUNDS
              (at net asset value)                               4,344,500
                                                              ------------
            TOTAL INVESTMENTS
              (identified cost $70,175,491)(1)                $ 69,992,932
                                                              ============


(1) The cost of investments for federal tax purposes amounts to $70,175,491. The net unrealized depreciation of investments on a federal tax basis amounts to $182,559 which is comprised of $763,570 appreciation and $946,129 depreciation at November 30, 1999.
  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($70,698,342) at November 30, 1999.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation COL -- Collateralized FGIC -- Financial Guaranty Insurance Company FSA -- Financial Security Assurance GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranteed HFA -- Housing Finance Authority HUD -- Housing and Urban Development INS -- Insured ISD -- Independent School District LOC -- Letter of Credit LT -- Limited Tax MBIA -- Municipal Bond Investors Assurance PSFG -- Permanent School Fund Guarantee UT -- Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                               LARGE
                           CAPITALIZATION
                             GROWTH AND        LARGE                          SMALL
MUNICIPAL
                               INCOME      CAPITALIZATION  INTERNATIONAL  CAPITALIZATION      BOND           BOND
                                FUND        GROWTH FUND     EQUITY FUND    EQUITY FUND        FUND           FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Total investments in
  securities at value       $ 99,927,575    $31,253,815     $77,949,368    $71,157,210    $106,330,838
$69,992,932
Income receivable                120,361          9,662         201,243         21,903       1,500,933
1,027,303
Cash                                 588         31,738          14,634             --              89
423
Cash denominated in
  foreign currencies
  (identified cost $11,532)             --           --          11,102             --              --
--
Receivable for
  investments sold                    --             --              --      1,526,393       3,807,667
--
Receivable for Shares
  sold                                --             --         118,476        139,491           1,200
1,519,515
Deferred organizational
  costs                               --             --          13,825         13,828              --
--
                            ------------    -----------     -----------    -----------    ------------
-----------
  Total Assets               100,048,524     31,295,215      78,308,648     72,858,825     111,640,727
72,540,173
                            ------------    -----------     -----------    -----------    ------------
-----------
LIABILITIES:
Payable for investments
  purchased                 $         --    $        --     $        --    $        --    $  4,035,887   $
1,509,829
Payable for Shares
  redeemed                        12,000             --       2,222,975             --             118
1,019
Payable for taxes
  withheld                         2,530             --           9,049             --              --
--
Income distribution
  payable                             --             --              --             --         609,123
244,827
Accrued expenses                 146,658         57,412          87,756        106,881         107,942
86,156
                            ------------    -----------     -----------    -----------    ------------
-----------
  Total liabilities              161,188         57,412       2,319,780        106,881       4,753,070
1,841,831
                            ------------    -----------     -----------    -----------    ------------
-----------
Net Assets                  $ 99,887,336    $31,237,803     $75,988,868    $72,751,944    $106,887,657
$70,698,342
                            ------------    -----------     -----------    -----------    ------------
-----------
NET ASSETS CONSIST OF:
Paid in capital             $ 35,476,946    $19,265,869     $50,018,903    $43,221,771    $110,723,441
$71,433,707
Net unrealized
appreciation/(depreciation)
  of investments and
  translation of assets
  and liabilities in
  foreign currency            50,788,861     10,093,885      22,162,879     23,390,342      (2,033,348)
(182,559)
Accumulated net realized
  gain/(loss) on
  investments and foreign
  currency transactions       13,513,570      1,878,049       3,807,086      6,139,831      (1,820,635)
(553,873)
Undistributed net
  investment income              107,959             --              --             --          18,199
1,067
                            ------------    -----------     -----------    -----------    ------------
-----------
  Total Net Assets          $ 99,887,336    $31,237,803     $75,988,868    $72,751,944    $106,887,657
$70,698,342
                            ============    ===========     ===========    ===========    ============
===========
NET ASSET PER SHARE,
  OFFERING PRICE AND
  REDEMPTION PROCEEDS PER
  SHARE                     $      11.39    $     11.79     $     17.62    $     20.81    $       9.44   $
9.56
                            ============    ===========     ===========    ===========    ============
===========
Shares Outstanding             8,772,925      2,650,442       4,313,151      3,496,557      11,325,780
7,394,867
                            ------------    -----------     -----------    -----------    ------------
-----------
Investments, at
  identified cost           $ 49,138,714    $21,159,930     $55,778,362    $47,766,868    $108,364,186
$70,175,491
                            ------------    -----------     -----------    -----------    ------------
-----------
Investments, at tax cost    $ 49,138,714    $21,159,930     $55,778,362    $48,420,775    $108,589,452
$70,175,491
                            ------------    -----------     -----------    -----------    ------------
-----------

(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

                               LARGE           LARGE
                           CAPITALIZATION  CAPITALIZATION                     SMALL                      MUNICIPAL
                             GROWTH AND        GROWTH      INTERNATIONAL  CAPITALIZATION      BOND         BOND
                           INCOME FUND(1)     FUND(1)       EQUITY FUND    EQUITY FUND      FUND(1)       FUND(1)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                   $ 1,232,515(2)  $   169,768(3)  $   838,574(4)  $   121,435   $   558,150   $       --
Interest                        133,377          55,798          70,104        166,388      4,740,686    2,939,819
                            -----------     -----------     -----------    -----------    -----------   ----------
  Total income                1,365,892         225,566         908,678        287,823      5,298,836    2,939,819
EXPENSES:
Investment adviser fee          710,472         195,351         761,149        579,875        363,052      305,943
Administrative personnel
  and services fee              133,503          72,123         107,308         82,268        101,621       85,862
Custodian fees                   26,951          18,761          69,967         24,850         23,509       20,003
Transfer and dividend
  disbursing agent fees
  and expenses                   24,022          17,537          19,288         17,485         17,773       16,363
Directors' fees                  11,744           2,482          11,988         15,223          6,004        5,998
Auditing fees                    16,991          17,035          21,172         17,040         17,222       17,037
Legal fees                        9,966           5,007           5,981          7,136          5,042       11,772
Portfolio accounting fees        44,477          45,097          30,950         44,293         45,528       45,266
Share registration costs         45,484          23,393          11,650         20,971         44,027       34,464
Printing and postage             11,961           7,035           5,968         11,722          7,212       10,468
Insurance premiums                1,998           1,000             754            825          2,024        1,989
Miscellaneous                     7,346           2,464          13,046         15,577          3,888        4,104
                            -----------     -----------     -----------    -----------    -----------   ----------
  Total expenses              1,044,915         407,285       1,059,221        837,265        636,902      559,269
WAIVERS AND
  REIMBURSEMENTS:
Waiver of investment
  adviser fee                        --              --              --             --             --
(48,858)
Waiver of custodian fee         (26,951)        (18,761)             --             --        (23,509)
(20,003)
Reimbursements of other
  operating expenses                 --        (106,847)       (149,966)            --             --           --
                            -----------     -----------     -----------    -----------    -----------   ----------
  Total Waivers and
    Reimbursements              (26,951)       (125,608)       (149,966)            --        (23,509)
(68,861)
                            -----------     -----------     -----------    -----------    -----------   ----------
Net expenses                  1,017,964         281,677         909,255        837,265        613,393      490,408
                            -----------     -----------     -----------    -----------    -----------   ----------
Net investment income
  (loss)                        347,928         (56,111)           (577)      (549,442)     4,685,443    2,449,411
                            -----------     -----------     -----------    -----------    -----------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized gain (loss)
  on investments and
  foreign currency           13,530,982       1,878,049       3,657,019      9,402,531     (1,818,237)
(553,873)
Net change in unrealized
  appreciation
  (depreciation) of
  investments and
  translation of assets
  and liabilities in
  foreign currency           50,788,861      10,093,885      14,816,150     17,831,264     (2,033,348)
(182,559)
                            -----------     -----------     -----------    -----------    -----------   ----------
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency           64,319,843      11,971,934      18,473,169     27,233,795     (3,851,585)
(736,432)
                            -----------     -----------     -----------    -----------    -----------   ----------
Change in net assets
  resulting from
  operations                $64,667,771     $11,915,823     $18,472,592    $26,684,353    $   833,858   $1,712,979
                            ===========     ===========     ===========    ===========    ===========   ==========

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.
(2)  Net of foreign taxes withheld of $19,529.
(3)  Net of foreign taxes withheld of $424.
(4)  Net of foreign taxes withheld of $108,332.
(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                            LARGE CAPITALIZATION   LARGE CAPITALIZATION
                           GROWTH AND INCOME FUND      GROWTH FUND
                           ----------------------  --------------------
                                   PERIOD                 PERIOD
                                   ENDED                  ENDED
                                NOVEMBER 30,           NOVEMBER 30,
                                  1999(1)                1999(1)
-----------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
Net investment
  income/(loss)                 $    347,928           $   (56,111)
Net realized gain (loss)
  on investments and
  foreign currency
  transactions                    13,530,982             1,878,049
Net change in unrealized
appreciation/(depreciation)
  of investments and
  translation of assets
  and liabilities in
  foreign currency                50,788,861            10,093,885
                                ------------           -----------
  Change in net assets
    resulting from
    operations                    64,667,771            11,915,823
                                ------------           -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Distributions from net
  investment income                 (257,381)                   --
Distributions from net
  realized gain on
  investments and foreign
  currency transactions                   --                    --
                                ------------           -----------
  Change in net assets
    from distributions to
    shareholders                    (257,381)                   --
                                ------------           -----------
SHARE TRANSACTIONS:
Proceeds from sale of
  shares                          50,838,131            21,894,598
Net asset value of shares
  issued to shareholders
  in payment of
  distributions declared                 247                    --
Cost of shares redeemed          (15,361,432)           (2,572,618)
                                ------------           -----------
  Change in net assets
    from share
    transactions                  35,476,946            19,321,980
                                ------------           -----------
    Change in net assets          99,887,336            31,237,803
NET ASSETS:
Beginning of period                       --                    --
                                ------------           -----------
End of period                   $ 99,887,336           $31,237,803
                                ============           ===========
Undistributed net
  investment income
  included in net assets
  at end of period              $    107,959           $        --
                                ============           ===========
Net gain/(loss) as
  computed for federal
  tax purposes                  $ 13,513,570           $ 1,878,049
                                ============           ===========

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.
(See Notes which are an integral part of the Financial Statements)

---------------------------------------------------------

                                   INTERNATIONAL              SMALL CAPITALIZATION                    MUNICIPAL
                                    EQUITY FUND                   EQUITY FUND           BOND FUND     BOND FUND
                           ------------------------------  --------------------------  ------------  ------------
                                 YEAR            YEAR          YEAR          YEAR         PERIOD        PERIOD
                                ENDED           ENDED         ENDED         ENDED         ENDED         ENDED
                             NOVEMBER 30,    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                 1999            1998          1999          1998        1999(1)       1999(1)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
OPERATIONS:
Net investment
  income/(loss)              $       (577)   $   168,610   $  (549,442)  $  (484,090)  $ 4,685,443   $ 2,449,411
Net realized gain (loss)
  on investments and
  foreign currency
  transactions                  3,657,019        373,175     9,402,531    (2,675,666)   (1,818,237)     (553,873)
Net change in unrealized
appreciation/(depreciation)
  of investments and
  translation of assets
  and liabilities in
  foreign currency             14,816,150      3,302,983    17,831,264       630,545    (2,033,348)     (182,559)
                             ------------    -----------   ------------  ------------  ------------  -----------
  Change in net assets
    resulting from
    operations                 18,472,592      3,844,768    26,684,353    (2,529,211)      833,858     1,712,979
                             ------------    -----------   ------------  ------------  ------------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Distributions from net
  investment income                    --       (469,709)           --            --    (4,669,642)   (2,448,344)
Distributions from net
  realized gain on
  investments and foreign
  currency transactions                --             --            --    (1,026,646)           --            --
                             ------------    -----------   ------------  ------------  ------------  -----------
  Change in net assets
    from distributions to
    shareholders                       --       (469,709)           --    (1,026,646)   (4,669,642)   (2,448,344)
                             ------------    -----------   ------------  ------------  ------------  -----------
SHARE TRANSACTIONS:
Proceeds from sale of
  shares                       34,272,002     39,754,427    15,788,436    19,724,465   123,375,777    81,147,820
Net asset value of shares
  issued to shareholders
  in payment of
  distributions declared               --        102,144            --       356,395         2,343           154
Cost of shares redeemed       (51,200,999)    (9,655,858)  (15,953,651)  (10,797,899)  (12,654,679)   (9,714,267)
                             ------------    -----------   ------------  ------------  ------------  -----------
  Change in net assets
    from share
    transactions              (16,928,997)    30,200,713      (165,215)    9,282,961   110,723,441    71,433,707
                             ------------    -----------   ------------  ------------  ------------  -----------
    Change in net assets        1,543,595     33,575,772    26,519,138     5,727,104   106,887,657    70,698,342
NET ASSETS:
Beginning of period            74,445,273     40,869,501    46,232,806    40,505,702            --            --
                             ------------    -----------   ------------  ------------  ------------  -----------
End of period                $ 75,988,868    $74,445,273   $72,751,944   $46,232,806   $106,887,657  $70,698,342
                             ============    ===========   ============  ============  ============  ===========
Undistributed net
  investment income
  included in net assets
  at end of period           $         --             --   $        --            --   $    18,199   $     1,067
                             ============    ===========   ============  ============  ============  ===========
Net gain/(loss) as
  computed for federal
  tax purposes               $  3,807,086    $ 1,026,551   $ 6,139,831   $(1,893,312)  $(1,820,635)  $  (553,873)
                             ============    ===========   ============  ============  ============  ===========

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.
(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
FINANCIAL HIGHLIGHTS
---------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             DISTRIBUTIONS
                                                   NET REALIZED                                 FROM NET
                                                  AND UNREALIZED                             REALIZED GAINS
                           NET ASSET     NET      GAIN/(LOSS) ON              DISTRIBUTIONS  ON INVESTMENTS
                            VALUE,    INVESTMENT   INVESTMENTS    TOTAL FROM    FROM NET      AND FOREIGN
                           BEGINNING   INCOME/     AND FOREIGN    INVESTMENT   INVESTMENT       CURRENCY
PERIOD ENDED NOVEMBER 30,  OF PERIOD    (LOSS)       CURRENCY     OPERATIONS     INCOME       TRANSACTIONS
-----------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH AND INCOME FUND
1999(1)                     $10.00      $ 0.04(2)     $ 1.38        $ 1.42       $(0.03)             --
LARGE CAPITALIZATION GROWTH FUND
1999(1)                     $10.00       (0.02)(2)       1.81         1.79           --              --
INTERNATIONAL EQUITY FUND
1996(3)                     $10.00        0.01(2)       0.99          1.00        (0.01)             --
1997                        $10.99        0.02          1.39          1.41        (0.20)             --
1998                        $12.20        0.04          1.73          1.77        (0.12)             --
1999                        $13.85       (0.01)         3.78          3.77           --              --
SMALL CAPITALIZATION FUND
1996(3)                     $10.00       (0.04)         2.12          2.08           --              --
1997                        $12.08       (0.09)         2.38          2.29           --              --
1998                        $14.37       (0.15)(2)      (0.61)       (0.76)          --          $(0.35)
1999                        $13.26       (0.16)         7.71          7.55           --              --
BOND FUND
1999(1)                     $10.00        0.61(2)      (0.58)         0.03        (0.59)             --
MUNICIPAL BOND FUND
1999(1)                     $10.00        0.38(2)      (0.44)        (0.06)       (0.38)             --

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.
(2) Per share information is based on average shares outstanding. (3) Reflects operations for the period from December 22, 1995 (commencement of operations) to November 30, 1996.
(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(5) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(6) Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)

---------------------------------------------------------


                          RATIOS TO AVERAGE NET ASSETS
                           ---------------------------------------------------------
                                          NET ASSET                          NET
                                           VALUE,                         INVESTMENT                     NET
ASSETS,
                               TOTAL       END OF      TOTAL               INCOME/    EXPENSE WAIVER/   END OF
PERIOD  PORTFOLIO
PERIOD ENDED NOVEMBER 30,  DISTRIBUTIONS   PERIOD    RETURN(4)  EXPENSES    (LOSS)    REIMBURSEMENT(5)  (000
OMITTED)  TURNOVER
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH AND INCOME FUND
1999(1)                       $(0.03)      $11.39      14.20%     1.08%(6)    0.37%(6)       0.03%(6)
$99,887         61%
LARGE CAPITALIZATION GROWTH FUND
1999(1)                           --       $11.79      17.90%     1.08%(6)   (0.21%)(6)       0.48%(6)
$31,238         62%
INTERNATIONAL EQUITY FUND
1996(3)                        (0.01)      $10.99      10.04%     1.68%(6)    0.05%(6)       3.05%(6)
$12,065         29%
1997                           (0.20)      $12.20      13.01%     1.60%      0.13%          0.13%
$40,869         55%
1998                           (0.12)      $13.85      14.61%     1.39%      0.27%          0.10%
$74,445         68%
1999                              --       $17.62      27.22%     1.20%      0.00%          0.20%
$75,989         72%
SMALL CAPITALIZATION FUND
1996(3)                           --       $12.08      20.80%     1.50%(6)   (0.68%)(6)       1.51%(6)
$19,318         94%
1997                              --       $14.37      18.96%     1.50%     (0.89%)         0.24%
$40,505        111%
1998                           (0.35)      $13.26      (5.34%)    1.50%     (1.08%)         0.01%
$46,233        158%
1999                              --       $20.81      56.94%     1.44%     (0.95%)         0.00%
$72,752        130%
BOND FUND
1999(1)                        (0.59)       $9.44       0.31%     0.85%(6)    6.45%(6)       0.03%(6)
$106,888        175%
MUNICIPAL BOND FUND
1999(1)                        (0.38)       $9.56      (0.66%)    0.80%(6)    4.00%(6)       0.11%(6)
$70,698         61%

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.
(2) Per share information is based on average shares outstanding. (3) Reflects operations for the period from December 22, 1995 (commencement of operations) to November 30, 1996.
(4) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(5) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(6) Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
(1) ORGANIZATION

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of six diversified portfolios. Four additions to the Trust (FTI Large Capitalization Growth and Income Fund, FTI Large Capitalization Growth Fund, FTI Bond Fund and FTI Municipal Bond Fund) began operations on December 11, 1998. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

                  PORTFOLIO NAME                                   INVESTMENT OBJECTIVE
                  --------------                                   --------------------
FTI Large Capitalization Growth and Income Fund To provide long-term growth of principal and ("Large Capitalization Growth and Income Fund") income.

FTI Large Capitalization Growth Fund To provide long-term growth of principal.
  ("Large Capitalization Growth Fund")

FTI International Equity Fund To provide growth of principal.
  ("International Equity Fund")

FTI Small Capitalization Equity Fund To provide growth of principal.
  ("Small Capitalization Equity Fund")

FTI Bond Fund ("Bond Fund") To provide total return with emphasis on income.

FTI Municipal Bond Fund To provide total return with emphasis on income.
  ("Municipal Bond Fund")

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times that vary from the closing of the New York Stock Exchange. Therefore,

FTI FUNDS
---------------------------------------------------------
foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

   REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

    The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing

FTI FUNDS
---------------------------------------------------------
    treatment for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                                                        INCREASE (DECREASE)
                                         -------------------------------------------------
                                                                        UNDISTRIBUTED NET
                                                                            INVESTMENT
                                                                        INCOME/ACCUMULATED
                                                          ACCUMULATED    DISTRIBUTIONS IN
                                                          NET REALIZED    EXCESS OF NET
    FUND NAME                            PAID-IN-CAPITAL   GAIN/LOSS    INVESTMENT INCOME
    -----------------------------------  ---------------  ------------  ------------------
    Large Capitalization Growth and
      Income Fund                          $       --      $  (17,412)       $ 17,412
    -----------------------------------
    Large Capitalization Growth Fund          (56,111)             --          56,111
    -----------------------------------
    International Equity Fund                (552,674)        373,362         179,312
    -----------------------------------
    Small Capitalization Equity Fund               --        (549,442)        549,442
    -----------------------------------
    Bond Fund                                      --          (2,398)          2,398
    -----------------------------------
    Municipal Bond Fund                            --              --              --
    -----------------------------------

    Net investment income, net realized gain/losses, and net assets were not affected by this reclassification.

   FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

    Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

    At November 30, 1999, Bond Fund and Municipal Bond Fund, for federal tax purposes, had a capital loss carryforward, as noted below, that will reduce taxable income arising from future net realized gain on

FTI FUNDS
---------------------------------------------------------
    investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                        TOTAL TAX LOSS
    FUND                                                 CARRYFORWARD
    --------------------------------------------------  --------------
    Bond Fund                                             $1,595,369
    --------------------------------------------------
    Municipal Bond Fund                                      553,873
    --------------------------------------------------

                                  BOND FUND
    ---------------------------------------------------------------------
    EXPIRATION YEAR                                     EXPIRATION AMOUNT
    --------------------------------------------------  -----------------
    2007                                                   $1,595,369
    --------------------------------------------------

                             MUNICIPAL BOND FUND
    ---------------------------------------------------------------------
    EXPIRATION YEAR                                     EXPIRATION AMOUNT
    --------------------------------------------------  -----------------
    2007                                                   $  553,873
    --------------------------------------------------

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

   DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

   FOREIGN EXCHANGE CONTRACTS--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Funds may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or

FTI FUNDS
---------------------------------------------------------
    losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 1999, the Funds had no outstanding foreign currency commitments.

   FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

FTI FUNDS
---------------------------------------------------------

    Additional information on each restricted security held in the Bond Fund at November 30, 1999 is as follows:

    SECURITY                                  ACQUISITION DATE  ACQUISITION COST
    ----------------------------------------  ----------------  ----------------
    Air 2 US, Equip. Trust, 8.027%                11/11/1999       $2,643,628
    ----------------------------------------
    East Coast Power, Sr. Sec'd Note, 6.737%       9/29/1999       $  148,546
    ----------------------------------------
    KBC Bank Funding, Bond, 8.625%                10/26/1999       $3,135,000
    ----------------------------------------
    Osprey Trust, Sr. Sec'd Note, 8.31%            9/16/1999       $2,425,000
    ----------------------------------------
    PSEG Energy Holdings, Note, 10.00%            10/01/1999       $2,581,820
    ----------------------------------------
    TRW, Inc., Note, 6.50%                         5/26/1999       $2,464,641
    ----------------------------------------

   USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER--Investment transactions are accounted for on a trade date basis.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

FTI FUNDS
---------------------------------------------------------

Transactions in shares were as follows:

                                              LARGE
                                          CAPITALIZATION                  LARGE
                                            GROWTH AND                CAPITALIZATION
                                           INCOME FUND                 GROWTH FUND
                                          --------------              --------------
                                           PERIOD ENDED                PERIOD ENDED
                                           NOVEMBER 30,                NOVEMBER 30,
                                             1999(1)                     1999(1)
                                          --------------              --------------
                             Shares sold    10,219,673                   2,887,209
----------------------------------------
Shares issued to shareholders in payment
               of distributions declared            22                          --
----------------------------------------
                         Shares redeemed    (1,446,770)                   (236,767)
----------------------------------------   -----------                  ----------
         Net change resulting from share
                            transactions     8,772,925                   2,650,442
----------------------------------------   ===========                  ==========

                                                                            SMALL CAPITALIZATION
                                           INTERNATIONAL EQUITY FUND            EQUITY FUND
                                          ----------------------------  ----------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                              1999           1998           1999           1998
                                          -------------  -------------  -------------  -------------
                             Shares sold    2,235,350      2,741,492        978,601      1,440,048
----------------------------------------
Shares issued to shareholders in payment
               of distributions declared           --          8,057             --         26,577
----------------------------------------
                         Shares redeemed   (3,298,400)      (723,136)      (967,747)      (798,731)
----------------------------------------   ----------     ----------     ----------     ----------
         Net change resulting from share
                            transactions   (1,063,050)     2,026,413         10,854        667,894
----------------------------------------   ==========     ==========     ==========     ==========

FTI FUNDS
---------------------------------------------------------

                                             BOND FUND     MUNICIPAL BOND FUND
                                          ---------------  -------------------
                                           PERIOD ENDED       PERIOD ENDED
                                           NOVEMBER 30,       NOVEMBER 30,
                                              1999(1)            1999(1)
                                          ---------------  -------------------
Shares sold                                  12,632,926         8,380,636
----------------------------------------
Shares issued to shareholders in payment
  of distributions declared                         246                16
----------------------------------------
Shares redeemed                              (1,307,392)         (985,785)
----------------------------------------    -----------        ----------
    Net change resulting from share
      transactions                           11,325,780         7,394,867
----------------------------------------    ===========        ==========

(1) Reflects operations for the period from December 11, 1998 (commencement of operations) to November 30, 1999.

(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER FEE--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to the percentage of the Funds' average daily net assets as follows:

                                                    INVESTMENT ADVISER
FUND                                                  FEE PERCENTAGE
--------------------------------------------------  ------------------
Large Capitalization Growth and Income Fund                   0.75%
--------------------------------------------------
Large Capitalization Growth Fund                              0.75%
--------------------------------------------------
International Equity Fund                                     1.00%
--------------------------------------------------
Small Capitalization Equity Fund                              1.00%
--------------------------------------------------
Bond Fund                                                     0.50%
--------------------------------------------------
Municipal Bond Fund                                           0.50%
--------------------------------------------------

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on a scale that ranges from 0.15% to 0.075% of the average

FTI FUNDS
---------------------------------------------------------
aggregate net assets of the Trust for the period, subject to a minimum fee of $75,000 per portfolio. FAS may voluntarily choose to waive a portion of its fee.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.25% of average daily net assets, annually, to compensate Edgewood Services, Inc.

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

For the period ended November 30, 1999, the Funds did not incur a distribution services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date. For the period ended November 30, 1999, the Fund amortized organizational expenses as follows:

                                             INITIAL      ORGANIZATIONAL
                                          ORGANIZATIONAL     EXPENSES
FUND                                         EXPENSES       AMORTIZED
----------------------------------------  --------------  --------------
International Equity Fund                    $34,072          $6,906
----------------------------------------
Small Capitalization Equity Fund             $34,076          $6,906
----------------------------------------

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the companies listed on Pages 49 and 50.

FTI FUNDS
---------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended November 30, 1999, were as follows:

FUND                                       PURCHASES       SALES
----------------------------------------  ------------  ------------
Large Capitalization Growth and Income
  Fund                                    $ 94,438,864  $ 59,495,331
----------------------------------------
Large Capitalization Growth Fund          $ 33,780,405  $ 15,950,524
----------------------------------------
International Equity Fund                 $ 53,481,824  $ 70,621,883
----------------------------------------
Small Capitalization Equity Fund          $ 70,474,386  $ 74,597,337
----------------------------------------
Bond Fund                                 $243,330,755  $132,586,283
----------------------------------------
Municipal Bond Fund                       $103,423,261  $ 36,874,916
----------------------------------------

(6) CONCENTRATION OF CREDIT RISK

CONCENTRATION OF CREDIT RISK--International Equity Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FTI FUNDS
---------------------------------------------------------

At November 30, 1999, the diversification of industries for International Equity Fund was as follows:

                                      % OF
INDUSTRY                                            NET ASSETS
--------------------------------------------------  ----------
Aerospace & Military Technology                         0.4%
--------------------------------------------------
Appliance & Household Durables                          1.2%
--------------------------------------------------
Banking                                                14.1%
--------------------------------------------------
Beverage & Tobacco                                      1.3%
--------------------------------------------------
Broadcasting & Publishing                               2.3%
--------------------------------------------------
Business & Public Services                             16.7%
--------------------------------------------------
Data Processing & Reproduction                          1.6%
--------------------------------------------------
Electrical & Electronics                                8.8%
--------------------------------------------------
Electronic Components, Instruments                      8.6%
--------------------------------------------------
Energy Sources                                          4.5%
--------------------------------------------------
Financial Services                                      3.2%
--------------------------------------------------

                                      % OF
INDUSTRY                                            NET ASSETS
--------------------------------------------------  ----------
Food & Household Products                               1.7%
--------------------------------------------------
Health & Personal Care                                  5.4%
--------------------------------------------------
Machinery & Engineering                                 1.9%
--------------------------------------------------
Merchandising                                           5.9%
--------------------------------------------------
Metals-Steel                                            0.7%
--------------------------------------------------
Miscellaneous Materials & Commodities                   1.1%
--------------------------------------------------
Multi-Industry                                          1.8%
--------------------------------------------------
Telecommunications Services                            14.0%
--------------------------------------------------
Transportation                                          1.4%
--------------------------------------------------
Utilities - Electrical & Gas                            1.6%
--------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
---------------------------------------------------------

To the Trustees and Shareholders of FTI Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FTI Large Capitalization Growth and Income Fund, FTI Large Capitalization Growth Fund, FTI International Equity Fund, FTI Small Capitalization Equity Fund, FTI Bond Fund, and FTI Municipal Bond Fund (six portfolios constituting FTI Funds) as of November 30, 1999, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FTI Large Capitalization Growth and Income Fund, FTI Large Capitalization Growth Fund, FTI International Equity Fund, FTI Small Capitalization Equity Fund, FTI Bond Fund, and FTI Municipal Bond Fund of FTI Funds at November 30, 1999, and the results of operations, changes in net assets, and financial highlights for each of the periods presented therein in conformity with accounting principles generally accepted in the United States.

                                                                     [SIGNATURE]

Boston, Massachusetts
January 21, 2000

TRUSTEES                    OFFICERS
---------------------------------------------------------

Peter A. Aron                                       Edward C. Gonzales

Edward C. Gonzales                                  CHAIRMAN, PRESIDENT AND TREASURER

James C. Goodfellow                                 Jeffrey W. Sterling

Burton J. Greenwald                                 VICE PRESIDENT AND ASSISTANT TREASURER

Kevin J. O'Donnell                                  Timothy S. Johnson

                                    SECRETARY

                                                    Victor R. Siclari

                                                    ASSISTANT SECRETARY

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

                                    APPENDIX

A.1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI Large Capitalization Growth and Income Fund (the "Fund") are represented by a solid line. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 12/11/1998 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the S&P 500. The ending values were $11,420 and $12,117, respectively.

A.2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI Large Capitalization Growth Fund (the "Fund") are represented by a solid line. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 12/11/1998 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the S&P
     500. The ending values were $11,790 and $12,117, respectively.

A.3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI International Equity Fund (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Europe, Australia, and Far East Index (the "MSCI EAFE") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the MSCI EAFE. The "x" axis reflects computation periods from 12/22/1995 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the MSCI EAFE. The ending values were $18,132 and $15,092, respectively.

A.4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI Small Capitalization Equity Fund (the "Fund") are represented by a solid line. The Russell 2000 Growth Index (the "RUS2K") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the RUS2K. The "x" axis reflects computation periods from 12/22/1995 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the RUS2K. The ending values were $21,349 and $15,845, respectively.

A.5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the LBABI. The "x" axis reflects computation periods from 12/11/1998 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the LBABI. The ending values were $10,031 and $9,996, respectively.

A.6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The shares of FTI Municipal Bond Fund (the "Fund") are represented by a solid line. The Lehman Brothers Municipal Bond 7-Year Index (the "LBMB7Y") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the LBMB7Y. The "x" axis reflects computation periods from 12/11/1998 to 11/30/1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the LBMB7Y. The ending values were $9,934 and $10,048, respectively.